                                 CMBS NEW ISSUE
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            ------------------------

                                 $1,567,986,000
                       (APPROXIMATE OFFERED CERTIFICATES)

                                 $1,702,020,823
                     (APPROXIMATE TOTAL COLLATERAL BALANCE)

                                  COMM 2005-LP5

                            ------------------------

                               COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATES

                       GERMAN AMERICAN CAPITAL CORPORATION
                        LASALLE BANK NATIONAL ASSOCIATION
                         PNC BANK, NATIONAL ASSOCIATION

                              MORTGAGE LOAN SELLERS
                            ------------------------

---------------------------------------------------------------------------------------------------------------------
                           INITIAL PASS-                                              PRINCIPAL
           APPROX. SIZE       THROUGH         RATINGS       SUBORDINATION     WAL      WINDOW        ASSUMED FINAL
  CLASS       (FACE)           RATE        (S&P/MOODY'S)        LEVELS       (YRS.)     (MO.)      DISTRIBUTION DATE
---------------------------------------------------------------------------------------------------------------------

    A-1    $ 60,335,000           %           AAA/Aaa           20.000%       2.53     5/05-12/09       12/10/2009
---------------------------------------------------------------------------------------------------------------------
    A-2    $592,382,000           %           AAA/Aaa           20.000%       4.77     12/09-5/10        5/10/2010
---------------------------------------------------------------------------------------------------------------------
    A-3    $ 71,321,000           %           AAA/Aaa           20.000%       6.89      1/12-4/12        4/10/2012
---------------------------------------------------------------------------------------------------------------------
    A-SB   $ 86,709,000           %           AAA/Aaa           20.000%       7.68     5/10-11/14       11/10/2014
---------------------------------------------------------------------------------------------------------------------
    A-4    $304,987,000           %           AAA/Aaa           20.000%       9.84     11/14-4/15        4/10/2015
---------------------------------------------------------------------------------------------------------------------
    A-1A   $245,882,000           %           AAA/Aaa           20.000%       8.00      5/05-4/15        4/10/2015
---------------------------------------------------------------------------------------------------------------------
    X-P    $                      %           AAA/Aaa             N/A          N/A         N/A
---------------------------------------------------------------------------------------------------------------------
    A-J    $117,014,000           %           AAA/Aaa           13.125%       9.95      4/15-4/15        4/10/2015
---------------------------------------------------------------------------------------------------------------------
     B     $ 46,806,000           %            AA/Aa2           10.375%       9.95      4/15-4/15        4/10/2015
 --------------------------------------------------------------------------------------------------------------------
     C     $ 14,892,000           %           AA-/Aa3            9.500%       9.95      4/15-4/15        4/10/2015
 --------------------------------------------------------------------------------------------------------------------
     D     $ 27,658,000           %             A/A2             7.875%       9.95      4/15-4/15        4/10/2015
---------------------------------------------------------------------------------------------------------------------

DEUTSCHE BANK SECURITIES                                   ABN AMRO INCORPORATED

Sole Book Running Manager and Co-Lead Manager                    Co-Lead Manager

PNC CAPITAL MARKETS, INC.       BANC OF AMERICA SECURITIES LLC            CITIGROUP                 WACHOVIA SECURITIES
Co-Manager                                Co-Manager                      Co-Manager                     Co-Manager

                                  April 7, 2005

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

TRANSACTION FEATURES
--------------------

o    Sellers:

--------------------------------------------------------------------------------
                                         NO. OF       CUT-OFF DATE
           SELLERS                        LOANS       BALANCE ($)      % OF POOL
--------------------------------------------------------------------------------
German American Capital Corporation         41      $  992,285,263       58.30%
LaSalle Bank National Association           62         377,293,764       22.17
PNC Bank, National Association              34         332,441,795       19.53
--------------------------------------------------------------------------------
TOTAL:                                     137      $1,702,020,823      100.00%
--------------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $12,423,510

     o    Largest Mortgage Loan by Cut-off Date Balance: $260,000,000 (Shadow
          Rated AA / A3 by S&P and Moody's, respectively)

     o    Five largest and ten largest loans or cross-collateralized loan groups: 35.66% and 48.74% of pool, respectively

o    Credit Statistics:

     o    Weighted average underwritten DSCR of 1.73x

     o    Weighted average cut-off date LTV ratio of 67.09%; weighted average balloon LTV ratio of 58.96%

o    Property Types:

                               [PIECHART OMITTED]

                        Retail                 20.01%
                        Multifamily(1)         15.27%
                        Hotel                   4.32%
                        Industrial              3.92%
                        Mixed Use(2)            2.83%
                        Self Storage            2.03%
                        Office                 51.63%

     (1)  Consists of Multifamily (14.68%) and Manufactured Housing (0.59%)

     (2)  Consists of Office, Retail, Self Storage and Parking Garage
          components.

o    Call Protection: (as applicable)

     o    100.00% of the pool (current balance) has a remaining lockout period ranging from 20 to 118 payments, then defeasance or yield maintenance charge (which in no event may be less than 1% of the amount prepaid).

o    Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       2

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

OFFERED CERTIFICATES
--------------------

-----------------------------------------------------------------------------------------------------------------------------------
              INITIAL CERTIFICATE                                                                  ASSUMED FINAL      INITIAL
                   BALANCE OR        SUBORDINATION      RATINGS        AVERAGE        PRINCIPAL     DISTRIBUTION   PASS-THROUGH
    CLASS     NOTIONAL BALANCE(1)      LEVELS(2)     (S&P/MOODY'S) LIFE (YRS.)(3)  WINDOW (MO.)(3)    DATE(3)     RATE (APPROX.)(4)
-----------------------------------------------------------------------------------------------------------------------------------

    A-1(5)        $ 60,335,000        20.000%(7)         AAA/Aaa         2.53        5/05-12/09      12/10/09%
-----------------------------------------------------------------------------------------------------------------------------------
    A-2(5)        $592,382,000        20.000%(7)         AAA/Aaa         4.77        12/09-5/10       5/10/10%
-----------------------------------------------------------------------------------------------------------------------------------
    A-3(5)        $ 71,321,000        20.000%(7)         AAA/Aaa         6.89        1/12-4/12        4/10/12%
-----------------------------------------------------------------------------------------------------------------------------------
    A-SB(5)       $ 86,709,000        20.000%(7)         AAA/Aaa         7.68        5/10-11/14      11/10/14%
-----------------------------------------------------------------------------------------------------------------------------------
    A-4(5)        $304,987,000        20.000%(7)         AAA/Aaa         9.84        11/14-4/15       4/10/15%
-----------------------------------------------------------------------------------------------------------------------------------
    A-1A(5)       $245,882,000        20.000%(7)         AAA/Aaa         8.00        5/05-4/15        4/10/15%
-----------------------------------------------------------------------------------------------------------------------------------
    X-P(6)        $                     N/A              AAA/Aaa         N/A            N/A                              %
-----------------------------------------------------------------------------------------------------------------------------------
      A-J         $117,014,000        13.125%            AAA/Aaa         9.95        4/15-4/15        4/10/15%
-----------------------------------------------------------------------------------------------------------------------------------
       B          $ 46,806,000        10.375%             AA/Aa2         9.95        4/15-4/15        4/10/15%
-----------------------------------------------------------------------------------------------------------------------------------
       C          $ 14,892,000         9.500%            AA-/Aa3         9.95        4/15-4/15        4/10/15%
-----------------------------------------------------------------------------------------------------------------------------------
       D          $ 27,658,000         7.875%              A/A2          9.95        4/15-4/15        4/10/15%
-----------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (8)
------------------------

------------------------------------------------------------------------------------------------------------------------------------
           INITIAL CERTIFICATE
                 BALANCE                                                                            ASSUMED FINAL       INITIAL
               OR NOTIONAL      SUBORDINATION      RATINGS          AVERAGE         PRINCIPAL       DISTRIBUTION   PASS-THROUGH RATE
 CLASS         BALANCE(1)         LEVELS(2)     (S&P/MOODY'S)   LIFE (YRS.)(3)   WINDOW (MO.) (3)      DATE(3)        (APPROX.)(4)
------------------------------------------------------------------------------------------------------------------------------------

 X-C(6)      $1,702,020,822         N/A            AAA/Aaa            N/A              N/A             3/10/24%
------------------------------------------------------------------------------------------------------------------------------------
    E        $   21,275,000        6.625%           A-/A3             9.95          4/15-4/15          4/10/15%
------------------------------------------------------------------------------------------------------------------------------------
    F        $   23,403,000        5.250%         BBB+/Baa1          10.02          4/15-5/15          5/10/15%
------------------------------------------------------------------------------------------------------------------------------------
    G        $   14,893,000        4.375%          BBB/Baa2          10.03          5/15-5/15          5/10/15%
------------------------------------------------------------------------------------------------------------------------------------
    H        $   17,020,000        3.375%         BBB-/Baa3          10.03          5/15-5/15          5/10/15%
------------------------------------------------------------------------------------------------------------------------------------
    J        $   12,765,000        2.625%          BB+/Ba1           10.04          5/15-8/15          8/10/15%
------------------------------------------------------------------------------------------------------------------------------------
    K        $    6,383,000        2.250%           BB/Ba2           11.25          8/15-7/17          7/10/17%
------------------------------------------------------------------------------------------------------------------------------------
    L        $    4,255,000        2.000%          BB-/Ba3           12.75          7/17-9/18          9/10/18%
------------------------------------------------------------------------------------------------------------------------------------
    M        $    4,255,000        1.750%           B+/B1            14.09         9/18-12/19         12/10/19%
------------------------------------------------------------------------------------------------------------------------------------
    N        $    6,383,000        1.375%            B/NR            14.61         12/19-12/19        12/10/19%
------------------------------------------------------------------------------------------------------------------------------------
    O        $    4,255,000        1.125%           B-/B3            14.61         12/19-12/19        12/10/19%
------------------------------------------------------------------------------------------------------------------------------------
    P        $   19,147,822        0.000%           NR/NR            15.19         12/19-3/24          3/10/24%
------------------------------------------------------------------------------------------------------------------------------------
 GMB-1(9)    $                      (10)
------------------------------------------------------------------------------------------------------------------------------------
 GMB-2(9)    $                      (10)
------------------------------------------------------------------------------------------------------------------------------------
 GMB-3(9)    $                      (10)
------------------------------------------------------------------------------------------------------------------------------------
 GMB-4(9)    $                      (10)
------------------------------------------------------------------------------------------------------------------------------------
 GMB-5(9)    $                      (10)
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

(1)  Subject to a permitted variance of plus or minus 5%.

(2)  With respect to the General Motors Building Loan representing approximately
     15.28% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, the related mortgaged property also secures a subordinate loan (the "General Motors Building B Loan"). For more information regarding the General Motors Building B Loan (as well as information regarding other mortgaged properties which secure subordinate notes that are held outside of the trust). see " Description of the
     Mortgage Trust Pool - Split Loan Structures" in the Prospectus Supplement.
     Except with respect to the Class GMB Certificates, the credit support for each class of certificates does not include the General Motors Building B
     Loan.

(3)  Based on the structuring assumptions, assuming 0% CPR, described in the
     Prospectus Supplement.

(4)  The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A,
     Class A-J, Class B, Class C, Class D, Class E, Class F, Class G and Class H
     Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage pass-through rate, (iii) a rate equal to the weighted average net mortgage pass-through rate less a specified percentage or (iv) a rate equal to the weighted average net mortgage pass-through rate. The Class J, Class K,
     Class L, Class M, Class N, Class O and Class P Certificates will accrue interest at a rate equal to the lesser of the weighted average net mortgage pass-through rate and a specified fixed rate. Calculation of the weighted average net mortgage pass-through rate excludes the General Motors Building
     B Loan.

(5)  For purposes of making distributions to the Class A-1, Class A-2, Class
     A-3, Class A-SB, Class A-4 and Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct Loan Groups, Loan
     Group 1 and Loan Group 2. Loan Group 1 will consist of 109 mortgage loans, representing approximately 85.55% of the outstanding pool balance. Loan
     Group 2 will consist of 28 mortgage loans, representing approximately
     14.45% of the outstanding pool balance. Loan Group 2 will include approximately 97.60% of all the mortgage loans secured by multifamily properties and approximately 19.79% of all the mortgage loans secured by manufactured housing properties. The General Motors Building B Loan will not be included in either Loan Group 1 or Loan Group 2.

     So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
     Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A, Class X-C and
     Class X-P Certificates, interest distributions on the Class A-1, Class A-2,
     Class A-3, Class A-SB and Class A-4 Certificates will be based upon amounts available relating to mortgage loans in Loan

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                        3

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

     Group 1 and interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in Loan Group 2. In addition, generally, the Class A-1, Class A-2, Class A-3, Class A-SB and
     Class A-4 Certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group
     1, and after the certificate principal balance of the Class A-1A
     Certificates has been reduced to zero, Loan Group 2, and the Class A-1A
     Certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2, and after the certificate principal balance of the Class A-4 Certificates has been reduced to zero, Loan Group 1. However, on and after any distribution date on which the certificate principal balances of the Class A-J and the
     Class B through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3,
     Class A-SB, Class A-4 and Class A-1A Certificates, pro rata.

(6)  The interest accrual amounts on each of the Class X-C and Class X-P
     Certificates will be calculated by reference to a notional amount equal to the aggregate of the class principal balances of all or some of the classes of certificates, as applicable. The pass-through rates on the Class X-C and
     Class X-P Certificates in the aggregate will be based on the weighted average of the interest strip rates of the components of the Class X-C and
     Class X-P Certificates, which will be based on the net mortgage rates applicable to the mortgage loans (other than the General Motors Building B
     Loan) as of the preceding distribution date minus the pass-through rates of such components. The Class X-C and Class X-P Certificates were structured assuming that the General Motors Building B Loan absorbs any loss prior to the General Motors Building loan.

(7)  Represents the approximate subordination level for the Class A-1, Class
     A-2, Class A-3, Class A-SB, Class A-4, and Class A-1A Certificates in the
     aggregate.

(8)  Certificates to be offered privately pursuant to Rule 144A and Regulation
     S.

(9)  The Class GMB-1, Class GMB-2, Class GMB-3, Class GMB-4 and Class GMB-5
     Certificates will only receive distributions from and will only incur losses with respect to the General Motors Building B Loan.

(10) Approximate credit support on this table with respect to such classes only reflects credit support with respect to the General Motors Building B Loan.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                        4

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

I. ISSUE CHARACTERISTICS
   ---------------------

    ISSUE TYPE:              Public: Classes A-1, A-2, A-3, A-SB, A-4, A-1A,
                             X-P, A-J, B, C and D (the "Offered Certificates").
                             Private (Rule 144A, Regulation S): Classes X-C, E,
                             F, G, H, J, K, L, M, N, O, P, GMB-1, GMB-2, GMB-3,
                             GMB-4 and GMB-5.

    SECURITIES OFFERED:      $1,567,986,000 monthly pay, multi-class, sequential
                             pay commercial mortgage REMIC Pass-Through
                             Certificates, consisting of ten principal and
                             interest classes (Classes A-1, A-2, A-3, A-SB, A-4,
                             A-1A, A-J, B, C and D) and one interest-only class
                             (Class X-P).

    MORTGAGE POOL:           The Mortgage Pool consists of 137 Mortgage Loans
                             with an aggregate balance as of the Cut-Off Date of
                             $1,702,020,823. The Mortgage Loans are secured by
                             142 properties located throughout 32 states.

    SELLERS:                 German American Capital Corporation (GACC), LaSalle
                             Bank National Association (LaSalle) and PNC Bank,
                             National Association (PNC)

    BOOKRUNNER:              Deutsche Bank Securities Inc.

    CO-LEAD MANAGERS:        Deutsche Bank Securities Inc. and ABN AMRO
                             Incorporated.

    CO-MANAGERS:             PNC Capital Markets, Inc., Banc of America
                             Securities LLC, Citigroup Global Markets Inc. and
                             Wachovia Securities, LLC.

    SERVICER:                Midland Loan Services, Inc., a Delaware
                             corporation, with respect to all of the mortgage
                             loans other than two mortgage loans known as the 63
                             Madison Avenue loan and the Lakeside Mall loan
                             (together, the "Non-Serviced Mortgage Loans").

    SPECIAL SERVICER:        LNR Partners, Inc., a Florida corporation, with
                             respect to all of the mortgage loans, other than
                             the Non-Serviced Mortgage Loans.

    TRUSTEE:                 Wells Fargo Bank, N.A.

    BOND ADMINISTRATOR:      LaSalle Bank National Association.

    CUT-OFF DATE:            With respect to each mortgage loan, the later of
                             April 1, 2005 and the date of origination of such
                             mortgage loan.

    EXPECTED CLOSING DATE:   On or about April 29, 2005.

    DISTRIBUTION DATES:      The 10th day of each month or, if such 10th day is
                             not a business day, the business day immediately
                             following such 10th day, beginning in May, 2005.

    MINIMUM DENOMINATIONS:   (i) $10,000 with respect to the Class A-1, Class
                             A-2, Class A-3, Class A-SB, Class A-4, Class A1-A
                             and Class A-J Certificates, (ii) $25,000 with
                             respect to the Class B, Class C and Class D
                             Certificates and (iii) $1,000,000 with respect to
                             the Class X-P Certificates, and in each case in
                             multiples of $1 thereafter.

    SETTLEMENT TERMS:        DTC, Euroclear and Clearstream, same day funds,
                             with accrued interest.

    ERISA/SMMEA STATUS:      The Offered Certificates are expected to be ERISA
                             eligible. No Class of Certificates is SMMEA
                             eligible.

    RATING AGENCIES:         The Offered Certificates will be rated by Standard
                             & Poor's Rating Services, a division of the
                             McGraw-Hill Companies Inc. ("S&P") and Moody's
                             Investors Service, Inc. ("Moody's").

    RISK FACTORS:            THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT
                             BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                             FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND
                             THE "RISK FACTORS" SECTION OF THE PROSPECTUS.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                        5

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

II. STRUCTURE CHARACTERISTICS
    -------------------------

On each Distribution Date, holders of each Class of the Offered Certificates will be entitled to receive interest and principal distributions from available funds in an amount equal to that Class' interest and principal entitlement, subject to:

(i)  payment of the respective interest entitlement for any class of certificates bearing an earlier alphanumeric designation (except in respect of the distribution of interest among the Class A-1, Class A-2, Class A-3,
     Class A-SB, Class A-4, Class A-1A, Class X-C and Class X-P Certificates,
     which will have the same senior priority, and except that distributions to the Class A-J Certificates are paid after distributions to the foregoing classes), and

(ii) if applicable, payment of the respective principal entitlement for such distribution date to outstanding classes of certificates having an earlier alphanumeric designation; provided, however, that the Class A-SB
     Certificates have certain priority with respect to reducing the principal balance of those certificates to their planned principal balance and provided that the Class A-J Certificates receive distributions only after distributions are made to the Class A-1, Class A-2, Class A-3, Class A-SB,
     Class A-4, and Class A-1A Certificates.

For purposes of making distributions to the Class A-1, Class A-2, Class A-3,
Class A-SB, Class A-4 and Class A-1A Certificates, the pool of mortgage loans
(other than the General Motors Building B Loan) will be deemed to consist of two distinct groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 109 mortgage loans, representing approximately 85.55% of the outstanding pool balance, and Loan Group 2 will consist of 28 mortgage loans, representing approximately 14.45% of the outstanding pool balance. Loan Group 2 will include approximately 97.60% of all the mortgage loans secured by multifamily properties and approximately 19.79% of all the mortgage loans secured by manufactured housing properties.

The Class A-1, Class A-2, Class A-3, Class A-SB and Class A-4 Certificates will have priority to payments received in respect of mortgage loans included in Loan
Group 1. The Class A-1A Certificates will have priority to payments received in respect of mortgage loans included in Loan Group 2.

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                        6

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

III. FULL COLLATERAL CHARACTERISTICS
     -------------------------------

CUT-OFF DATE BALANCE ($)
----------------------------------------------------------------
                               NO. OF        AGGREGATE
                             MORTGAGE     CUT-OFF DATE      % OF
                                LOANS      BALANCE ($)      POOL
----------------------------------------------------------------
 897,021 - 1,999,999            29       41,880,409        2.46
 2,000,000 - 2,999,999          17       39,275,764        2.31
 3,000,000 - 3,999,999          12       42,629,068        2.50
 4,000,000 - 5,999,999          20       98,337,469        5.78
 6,000,000 - 6,999,999           6       38,584,073        2.27
 7,000,000 - 9,999,999          16      138,345,741        8.13
 10,000,000 - 14,999,999        12      154,808,241        9.10
 15,000,000 - 29,999,999        12      227,090,215       13.34
 30,000,000 - 49,999,999         6      213,646,297       12.55
 50,000,000 - 69,999,999         3      155,449,121        9.13
 70,000,000 - 260,000,000        4      551,974,425       32.43
----------------------------------------------------------------
 TOTAL:                        137    1,702,020,823      100.00
----------------------------------------------------------------
 Min: 897,021     Max: 260,000,000     Average: 12,423,510
----------------------------------------------------------------

STATE
---------------------------------------------------------------
                           NO. OF        AGGREGATE
                        MORTGAGED     CUT-OFF DATE       % OF
                       PROPERTIES      BALANCE ($)       POOL
---------------------------------------------------------------
 New York                  13        524,471,220       30.81
 California                24        278,920,555       16.39
 Florida                   14        199,191,128       11.70
 Michigan                   7        133,605,240        7.85
 Texas                     10        121,531,596        7.14
 Illinois                   5         89,984,460        5.29
 Georgia                    7         46,283,888        2.72
 New Jersey                 8         41,920,007        2.46
 Virginia                  10         38,118,722        2.24
 Arizona                    4         35,539,377        2.09
 Nevada                     3         25,382,374        1.49
 Ohio                       8         22,852,271        1.34
 Maryland                   4         21,790,637        1.28
 Other States (a)          25        122,429,347        7.19
---------------------------------------------------------------
 TOTAL:                   142      1,702,020,823      100.00
---------------------------------------------------------------
(a)  Includes 19 states.

PROPERTY TYPE
-------------------------------------------------------------------
                              NO. OF        AGGREGATE
                           MORTGAGED     CUT-OFF DATE       % OF
                          PROPERTIES      BALANCE ($)       POOL
-------------------------------------------------------------------
 Office                         26       878,696,659        51.63
 Retail                         53       340,555,649        20.01
   Anchored                     17       242,942,569        14.27
   Single Tenant                23        52,802,286         3.10
   Unanchored                   13        44,810,794         2.63
 Multifamily                    37       259,873,094        15.27
   Multifamily                  32       249,911,531        14.68
   Manufactured Housing          5         9,961,563         0.59
 Hotel                           4        73,500,000         4.32
 Industrial                     10        66,727,535         3.92
 Mixed Use                       4        48,088,331         2.83
 Self Storage                    8        34,579,554         2.03
-------------------------------------------------------------------
 TOTAL:                        142     1,702,020,823       100.00
-------------------------------------------------------------------

MORTGAGE RATE (%)
----------------------------------------------------------
                     NO. OF       AGGREGATE
                   MORTGAGE    CUT-OFF DATE       % OF
                      LOANS     BALANCE ($)       POOL
----------------------------------------------------------
 4.280% - 4.999%        7      223,903,640        13.16
 5.000% - 5.249%       10      490,142,616        28.80
 5.250% - 5.449%       35      402,799,309        23.67
 5.450% - 5.749%       54      462,173,252        27.15
 5.750% - 5.999%       10       74,496,772         4.38
 6.000% - 6.449%        5       19,758,375         1.16
 6.450% - 7.780%       16       28,746,859         1.69
----------------------------------------------------------
TOTAL:                137    1,702,020,823       100.00
----------------------------------------------------------
Min: 4.280%         Max: 7.780%        Wtd Avg: 5.293%
----------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)(a)
---------------------------------------------------
              NO. OF        AGGREGATE
            MORTGAGE     CUT-OFF DATE       % OF
               LOANS      BALANCE ($)       POOL
---------------------------------------------------
 60 - 80         10      612,218,546        35.97
 81 - 100        10      164,417,306         9.66
 101 - 120       90      768,039,258        45.13
 121 - 240       27      157,345,713         9.24
---------------------------------------------------
 TOTAL:         137    1,702,020,823       100.00
---------------------------------------------------
 Min: 60       Max: 240       Wtd Avg: 99
---------------------------------------------------
(a)  Calculated with respect to the anticipated repayment date for 2 mortgage loans, representing 3.10% of the outstanding pool balance as of the cut-off date.

REMAINING TERM TO STATED MATURITY (MOS)(a)
----------------------------------------------------
              NO. OF        AGGREGATE
            MORTGAGE     CUT-OFF DATE       % OF
               LOANS      BALANCE ($)       POOL
----------------------------------------------------
 56 - 84         20      776,635,852        45.63
 85 - 119        59      358,812,508        21.08
 120 - 227       58      566,572,463        33.29
----------------------------------------------------
 TOTAL:         137    1,702,020,823       100.00
----------------------------------------------------
 Min: 56       Max: 227       Wtd Avg: 96
----------------------------------------------------
(a)  Calculated with respect to the anticipated repayment date for 2 mortgage loans, representing 3.10% of the outstanding pool balance as of the cut-off date.

LOANS WITH RESERVE REQUIREMENTS(a)
------------------------------------------------------------
                    NO. OF         AGGREGATE
                  MORTGAGE      CUT-OFF DATE         % OF
                     LOANS       BALANCE ($)         POOL
------------------------------------------------------------
 Taxes                98       1,341,005,756        78.79
 Replacement         111       1,299,173,414        76.33
 Insurance            92       1,256,347,498        73.82
 TI/LC (b)            49         989,323,088        74.16
------------------------------------------------------------
(a)  Includes upfront or on-going reserves.

(b)  Based only on portion of pool secured by retail, office, industrial and mixed use properties.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)(b)
------------------------------------------------------------

                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE       % OF
                     LOANS      BALANCE ($)       POOL
------------------------------------------------------------
 7.43% - 49.99%         8      275,389,710        16.18
 50.00% - 59.99%       11      157,421,888         9.25
 60.00% - 69.99%       41      285,989,385        16.80
 70.00% - 74.99%       31      335,816,263        19.73
 75.00% - 79.99%       38      594,143,575        34.91
 80.00% - 82.79%        8       53,260,000         3.13
------------------------------------------------------------
 TOTAL:               137    1,702,020,823       100.00
------------------------------------------------------------
Min: 7.43        Max: 82.79         Wtd Avg: 67.09
------------------------------------------------------------
(a)  Calculated on loan balances after netting out holdback amounts for 6 mortgage loans, representing 4.27% of the outstanding pool balance as of the cut-off date.

(b)  In the case of five mortgage loans, representing 32.19% of the outstanding pool balance as of the cut-off date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the mortgage loans included in the Trust. One of these mortgage loans, representing 15.28% of the outstanding pool balance has a subordinate mortgage loan and, unless otherwise indicated, LTV ratio and DSCR have been calculated excluding such subordinate mortgage loan. In addition, in the case of one mortgage loan, representing 0.13% of the outstanding pool balance as of the cut-off date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)(b)(c)
---------------------------------------------------------
                   NO. OF        AGGREGATE
                 MORTGAGE     CUT-OFF DATE      % OF
                    LOANS      BALANCE ($)      POOL
---------------------------------------------------------
 0.00% - 29.99%        19       47,035,166      2.76
 30.00% - 39.99%        4       16,044,222      0.94
 40.00% - 49.99%       10      384,170,058     22.57
 50.00% - 59.99%       38      338,057,711     19.86
 60.00% - 69.99%       49      428,492,329     25.18
 70.00% - 78.75%       17      488,221,336     28.68
---------------------------------------------------------
 TOTAL:               137    1,702,020,823    100.00
---------------------------------------------------------
 Min: 0.00          Max: 78.75          Wtd Avg: 58.96
---------------------------------------------------------
(a)  Calculated on loan balances after netting out holdback amounts for 6 mortgage loans, representing 4.27% of the outstanding pool balance as of the cut-off date.

(b)  In the case of five mortgage loans, representing 32.19% of the outstanding pool balance as of the cut-off date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the mortgage loans included in the Trust. One of these mortgage loans, representing 15.28% of the outstanding pool balance has a subordinate mortgage loan and, unless otherwise indicated, LTV ratio and DSCR have been calculated excluding such subordinate mortgage loan. In addition, in the case of one mortgage loan, representing 0.13% of the outstanding pool balance as of the cut-off date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.

(c)  Calculated with respect to the anticipated repayment date for 2 mortgage loans, representing 3.10% of the outstanding pool balance as of the cut-off date.

DEBT SERVICE COVERAGE RATIOS (X) (a)(b)
------------------------------------------------------
                NO. OF        AGGREGATE
              MORTGAGE     CUT-OFF DATE      % OF
                 LOANS      BALANCE ($)      POOL
------------------------------------------------------
 1.05 - 1.19        14       24,351,487      1.43
 1.20 - 1.29        33      401,606,588     23.60
 1.30 - 1.39        33      235,760,508     13.85
 1.40 - 1.49        25      373,189,655     21.93
 1.50 - 1.59         6       52,554,792      3.09
 1.60 - 1.74         8      109,376,001      6.43
 1.75 - 1.99         7      141,792,976      8.33
 2.00 - 2.49         7       64,888,815      3.81
 2.50 - 14.19        4      298,500,000     17.54
------------------------------------------------------
 TOTAL:            137    1,702,020,823    100.00
------------------------------------------------------
 Min: 1.05         Max: 14.19          Wtd Avg: 1.73
------------------------------------------------------
(a)  Calculated on loan balances after netting out holdback amounts for 6 mortgage loans, representing 4.27% of the outstanding pool balance as of the cut-off date.

(b)  In the case of five mortgage loans, representing 32.19% of the outstanding pool balance as of the cut-off date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the mortgage loans included in the Trust. One of these mortgage loans, representing 15.28% of the outstanding pool balance has a subordinate mortgage loan and, unless otherwise indicated, LTV ratio and DSCR have been calculated excluding such subordinate mortgage loan. In addition, in the case of one mortgage loan, representing 0.13% of the outstanding pool balance as of the cut-off date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.

All numerical information concerning the mortgage loans is approximate but does not include the General Motors Building B Loan. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date but does not include the
General Motors Building B Loan. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                        7

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

IV. LOAN GROUP 1
    ------------

CUT-OFF DATE BALANCE ($)
------------------------------------------------------------------
                            NO. OF        AGGREGATE
                          MORTGAGE     CUT-OFF DATE         % OF
                             LOANS       BALANCE($)      GROUP 1
------------------------------------------------------------------
 997,636 - 1,999,999            21       31,353,405         2.15
 2,000,000 - 2,999,999          16       37,102,817         2.55
 3,000,000 - 3,999,999          10       35,587,648         2.44
 4,000,000 - 5,999,999          18       87,839,488         6.03
 6,000,000 - 6,999,999           3       18,657,581         1.28
 7,000,000 - 9,999,999          12      103,753,124         7.13
 10,000,000 - 14,999,999         9      115,158,241         7.91
 15,000,000 - 29,999,999         8      142,016,000         9.75
 30,000,000 - 49,999,999         5      177,246,297        12.17
 50,000,000 - 69,999,999         3      155,449,121        10.68
 70,000,000 - 260,000,000        4      551,974,425        37.91
------------------------------------------------------------------
 TOTAL:                        109    1,456,138,148       100.00
------------------------------------------------------------------
 Min: 997,636         Max: 260,000,000         Average: 13,359,066
------------------------------------------------------------------

STATE
----------------------------------------------------------------
                       NO. OF          AGGREGATE
                    MORTGAGED       CUT-OFF DATE       % OF
                   PROPERTIES        BALANCE ($)    GROUP 1
----------------------------------------------------------------
 New York                 13        524,471,220       36.02
 California               23        277,422,087       19.05
 Florida                  11        175,846,656       12.08
 Michigan                  6        132,531,117        9.10
 Illinois                  5         89,984,460        6.18
 Georgia                   5         43,088,360        2.96
 New Jersey                2         26,670,007        1.83
 Nevada                    3         25,382,374        1.74
 Virginia                  8         25,158,722        1.73
 Washington                3         21,657,025        1.49
 Ohio                      7         16,932,271        1.16
 Texas                     3         14,337,712        0.98
 Maryland                  3         14,298,020        0.98
 Other States(a)          17         68,358,118        4.69
----------------------------------------------------------------
 TOTAL:                  109      1,456,138,148      100.00
----------------------------------------------------------------
(a)  Includes 14 states.

PROPERTY TYPE
-------------------------------------------------------------------
                              NO. OF        AGGREGATE
                           MORTGAGED     CUT-OFF DATE        % OF
                          PROPERTIES      BALANCE ($)     GROUP 1
-------------------------------------------------------------------
 Office                         26       878,696,659        60.34
 Retail                         53       340,555,649        23.39
   Anchored                     17       242,942,569        16.68
   Single Tenant                23        52,802,286         3.63
   Unanchored                   13        44,810,794         3.08
 Hotel                           4        73,500,000         5.05
 Industrial                     10        66,727,535         4.58
 Mixed Use                       4        48,088,331         3.30
 Self Storage                    8        34,579,554         2.37
 Multifamily                     4        13,990,420         0.96
   Manufactured Housing          3         7,990,420         0.55
   Multifamily                   1         6,000,000         0.41
-------------------------------------------------------------------
 TOTAL:                        109     1,456,138,148       100.00
-------------------------------------------------------------------

MORTGAGE RATE (%)
---------------------------------------------------------
                    NO. OF       AGGREGATE
                  MORTGAGE    CUT-OFF DATE         % OF
                     LOANS     BALANCE ($)      GROUP 1
---------------------------------------------------------
 4.280% - 4.999%        6      200,979,425        13.80
 5.000% - 5.249%        7      448,194,148        30.78
 5.250% - 5.449%       25      298,798,591        20.52
 5.450% - 5.749%       46      411,530,861        28.26
 5.750% - 5.999%        7       52,199,751         3.58
 6.000% - 6.449%        4       18,684,252         1.28
 6.450% - 7.470%       14       25,751,121         1.77
---------------------------------------------------------
 TOTAL:               109    1,456,138,148       100.00
---------------------------------------------------------
 Min: 4.280%        Max: 7.470%          Wtd Avg: 5.289%
---------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)(a)
-----------------------------------------------------
             NO. OF         AGGREGATE
           MORTGAGE      CUT-OFF DATE        % OF
              LOANS       BALANCE ($)     GROUP 1
-----------------------------------------------------
 60 - 80          9      597,968,546        41.07
 81 - 100         6       69,293,091         4.76
 101 - 120       69      634,526,537        43.58
 121 - 240       25      154,349,975        10.60
-----------------------------------------------------
 TOTAL:         109    1,456,138,148       100.00
-----------------------------------------------------
 Min: 60            Max: 240           Wtd Avg:  98
-----------------------------------------------------
(a)  Calculated with respect to the anticipated repayment date for 2 mortgage loans, representing 3.62% of the initial loan group 1 balance as of the cut-off date.

REMAINING TERM TO STATED MATURITY (MOS)(a)
----------------------------------------------------
                NO. OF        AGGREGATE
              MORTGAGE     CUT-OFF DATE       % OF
                 LOANS      BALANCE ($)    GROUP 1
----------------------------------------------------
 56 - 84           15       667,261,637      45.82
 85 - 119          44       267,974,787      18.40
 120 - 227         50       520,901,725      35.77
----------------------------------------------------
 TOTAL:           109     1,456,138,148     100.00
----------------------------------------------------
 Min: 56            Max: 227            Wtd Avg: 95
----------------------------------------------------
(a)  Calculated with respect to the anticipated repayment date for 2 mortgage loans, representing 3.62% of the initial loan group 1 balance as of the cut-off date.

LOANS WITH RESERVE REQUIREMENTS(a)
------------------------------------------------------
                    NO. OF       AGGREGATE
                  MORTGAGE    CUT-OFF DATE       % OF
                     LOANS     BALANCE ($)    GROUP 1
------------------------------------------------------
 Taxes                 70    1,095,123,081      75.21
 Replacement           84    1,054,687,393      72.43
 Insurance             64    1,010,464,824      69.39
 TI/LC (b)             49      989,323,088      74.16
------------------------------------------------------
(a)  Includes upfront or on-going reserves.

(b)  Based only on portion of pool secured by retail, office, industrial and mixed use properties.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)(b)
----------------------------------------------------------
                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE        % OF
                     LOANS      BALANCE ($)     GROUP 1
----------------------------------------------------------
 7.43% - 49.99%         5      271,195,347        18.62
 50.00% - 59.99%       11      157,421,888        10.81
 60.00% - 69.99%       37      272,878,609        18.74
 70.00% - 74.99%       25      289,900,262        19.91
 75.00% - 80.00%       31      464,742,041        31.92
----------------------------------------------------------
 TOTAL:               109    1,456,138,148       100.00
----------------------------------------------------------
 Min: 7.43          Max: 80.00           Wtd Avg: 65.60
----------------------------------------------------------
(a)  Calculated on loan balances after netting out holdback amounts for 4 mortgage loans, representing 3.13% of the initial loan group 1 balance as of the cut-off date.

(b)  In the case of five mortgage loans, representing 37.63% of the initial loan group 1 balance as of the cut-off date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the mortgage loans included in the Trust. One of these mortgage loans, representing 17.86% of the initial loan group 1 balance as of the cut-off date, has a subordinate mortgage loan and, unless otherwise indicated, LTV ratio and DSCR have been calculated excluding such subordinate mortgage loan. In addition, in the case of one mortgage loan, representing 0.16% of the initial loan group 1 balance as of the cut-off date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)(b)(c)
-----------------------------------------------------------
                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE      % OF
                      LOANS      BALANCE ($)      POOL
-----------------------------------------------------------
 0.00% - 29.99%         17       44,639,678      3.07
 30.00% - 39.99%         3       14,245,347      0.98
 40.00% - 49.99%         9      382,830,058     26.29
 50.00% - 59.99%        31      308,676,602     21.20
 60.00% - 69.99%        39      331,199,341     22.75
 70.00% - 78.75%        10      374,547,121     25.72
-----------------------------------------------------------
                       109    1,456,138,148    100.00
-----------------------------------------------------------
 Min: 0.00          Max: 78.75           Wtd Avg: 57.52
-----------------------------------------------------------
(a)  Calculated on loan balances after netting out holdback amounts for 4 mortgage loans, representing 3.13% of the initial loan group 1 balance as of the cut-off date.

(b)  In the case of five mortgage loans, representing 37.63% of the initial loan group 1 balance as of the cut-off date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the mortgage loans included in the Trust. One of these mortgage loans, representing 17.86% of the initial loan group 1 balance as of the cut-off date, has a subordinate mortgage loan and, unless otherwise indicated, LTV ratio and DSCR have been calculated excluding such subordinate mortgage loan. In addition, in the case of one mortgage loan, representing 0.16% of the initial loan group 1 balance as of the cut-off date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.

(c)  Calculated with respect to the anticipated repayment date for 2 mortgage loans, representing 3.62% of the initial loan group 1 balance as of the cut-off date.

DEBT SERVICE COVERAGE RATIOS (X) (a)(b)
---------------------------------------------------------
                  NO. OF       AGGREGATE
                MORTGAGE    CUT-OFF DATE        % OF
                   LOANS     BALANCE ($)     GROUP 1
---------------------------------------------------------
 1.05 - 1.19        13       23,154,623         1.59
 1.20 - 1.29        23      279,607,465        19.20
 1.30 - 1.39        24      150,554,009        10.34
 1.40 - 1.49        21      362,828,046        24.92
 1.50 - 1.59         5       50,755,917         3.49
 1.60 - 1.74         8      109,376,001         7.51
 1.75 - 1.99         5      117,971,740         8.10
 2.00 - 2.49         6       63,390,347         4.35
 2.50 - 14.19        4      298,500,000        20.50
---------------------------------------------------------
 TOTAL:            109    1,456,138,148       100.00
---------------------------------------------------------
 Min: 1.05          Max: 14.19           Wtd Avg: 1.79
---------------------------------------------------------
(a)  Calculated on loan balances after netting out holdback amounts for 4 mortgage loans, representing 3.13% of the initial loan group 1 balance as of the cut-off date.

(b)  In the case of five mortgage loans, representing 37.63% of the initial loan group 1 balance as of the cut-off date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the mortgage loans included in the Trust. One of these mortgage loans, representing 17.86% of the initial loan group 1 balance as of the cut-off date, has a subordinate mortgage loan and, unless otherwise indicated, LTV ratio and DSCR have been calculated excluding such subordinate mortgage loan. In addition, in the case of one mortgage loan, representing 0.16% of the initial loan group 1 balance as of the cut-off date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.

All numerical information concerning the mortgage loans is approximate but does not include the General Motors Building B Loan. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date but does not include the
General Motors Building B Loan. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       8

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

V. LOAN GROUP 2
   ------------

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------
                            NO. OF      AGGREGATE
                          MORTGAGE   CUT-OFF DATE        % OF
                             LOANS    BALANCE ($)     GROUP 2
---------------------------------------------------------------
 897,021 - 1,999,999           8      10,527,004         4.28
 2,000,000 - 2,999,999         1       2,172,947         0.88
 3,000,000 - 3,999,999         2       7,041,420         2.86
 4,000,000 - 6,999,999         5      30,424,472        12.37
 7,000,000 - 9,999,999         4      34,592,617        14.07
 10,000,000 - 14,999,999       3      39,650,000        16.13
 15,000,000 - 29,999,999       4      85,074,215        34.60
 30,000,000 - 36,400,000       1      36,400,000        14.80
---------------------------------------------------------------
 TOTAL:                       28     245,882,675       100.00
---------------------------------------------------------------
 Min: 897,021         Max: 36,400,000      Average: 8,781,524
---------------------------------------------------------------

STATE
-------------------------------------------------------------
                          NO. OF      AGGREGATE
                       MORTGAGED   CUT-OFF DATE       % OF
                      PROPERTIES    BALANCE ($)    GROUP 2
-------------------------------------------------------------
 Texas                       7     107,193,885       43.60
 Florida                     3      23,344,472        9.49
 Arizona                     1      22,924,215        9.32
 New Jersey                  6      15,250,000        6.20
 Oregon                      1      14,250,000        5.80
 Virginia                    2      12,960,000        5.27
 North Carolina              2      11,472,947        4.67
 Iowa                        1       9,600,000        3.90
 Maryland                    1       7,492,617        3.05
 Ohio                        1       5,920,000        2.41
 Mississippi                 1       3,994,444        1.62
 Georgia                     2       3,195,528        1.30
 Minnesota                   1       3,046,976        1.24
 Other States(a)             4       5,237,591        2.13
-------------------------------------------------------------
 TOTAL:                     33     245,882,675      100.00
-------------------------------------------------------------
(a)  Includes 4 states.

PROPERTY TYPE
---------------------------------------------------------------
                              NO. OF      AGGREGATE
                           MORTGAGED   CUT-OFF DATE       % OF
                          PROPERTIES    BALANCE ($)    GROUP 2
---------------------------------------------------------------
 Multifamily                   31       243,911,531      99.20
 Manufactured Housing           2         1,971,144       0.80
---------------------------------------------------------------
 TOTAL:                        33       245,882,675     100.00
---------------------------------------------------------------

MORTGAGE RATE (%)
-----------------------------------------------------------
                      NO. OF        AGGREGATE
                    MORTGAGE     CUT-OFF DATE       % OF
                       LOANS      BALANCE ($)    GROUP 2
-----------------------------------------------------------
 4.285% - 4.999%          1       22,924,215        9.32
 5.000% - 5.249%          3       41,948,468       17.06
 5.250% - 5.449%         10      104,000,719       42.30
 5.450% - 5.749%          8       50,642,391       20.60
 5.750% - 5.999%          3       22,297,021        9.07
 6.000% - 7.780%          3        4,069,862        1.66
-----------------------------------------------------------
 TOTAL:                  28      245,882,675      100.00
-----------------------------------------------------------
 Min: 4.285%          Max: 7.780%           Wtd Avg: 5.318%
-----------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
---------------------------------------------------
                NO. OF      AGGREGATE
              MORTGAGE   CUT-OFF DATE       % OF
                 LOANS    BALANCE ($)    GROUP 2
---------------------------------------------------
 60 - 80           1      14,250,000        5.80
 81 - 100          4      95,124,215       38.69
 101 - 120        21     133,512,721       54.30
 121 - 216         2       2,995,739        1.22
---------------------------------------------------
 TOTAL:           28     245,882,675      100.00
---------------------------------------------------
 Min: 60            Max: 216           Wtd Avg: 104
---------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
---------------------------------------------------
                NO. OF      AGGREGATE
              MORTGAGE   CUT-OFF DATE       % OF
                 LOANS    BALANCE ($)    GROUP 2
---------------------------------------------------
 58 - 84           5      109,374,215      44.48
 85 - 119         15       90,837,721      36.94
 120 - 215         8       45,670,739      18.57
---------------------------------------------------
 TOTAL:           28      245,882,675     100.00
---------------------------------------------------
 Min: 58            Max: 215          Wtd Avg: 103
---------------------------------------------------

LOANS WITH RESERVE REQUIREMENTS(a)
-----------------------------------------------------------
                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE          % OF
                      LOANS      BALANCE ($)       GROUP 2
-----------------------------------------------------------
 Taxes                  28      245,882,675         100.00
 Insurance              28      245,882,675         100.00
 Replacement            27      244,486,021          99.43
-----------------------------------------------------------
(a)  Includes upfront or on-going reserves.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)
----------------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE        % OF
                       LOANS    BALANCE ($)     GROUP 2
----------------------------------------------------------
 34.06% - 59.99%         3       4,194,363         1.71
 60.00% - 69.99%         4      13,110,777         5.33
 70.00% - 74.99%         6      45,916,001        18.67
 75.00% - 82.79%        15     182,661,534        74.29
----------------------------------------------------------
 TOTAL:                 28     245,882,675       100.00
----------------------------------------------------------
 Min: 34.06         Max: 82.79          Wtd Avg: 75.89
----------------------------------------------------------
(a)  Calculated on loan balances after netting out holdback amounts for 2 mortgage loans, representing 11.00% of the initial loan group 2 balance as of the cut-off date.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)
--------------------------------------------------------
                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE       % OF
                       LOANS    BALANCE ($)    GROUP 2
--------------------------------------------------------
 19.96% - 39.99%         3       4,194,363        1.71
 40.00% - 49.99%         1       1,340,000        0.54
 50.00% - 59.99%         7      29,381,108       11.95
 60.00% - 69.99%        10      97,292,988       39.57
 70.00% - 76.55%         7     113,674,215       46.23
--------------------------------------------------------
                        28     245,882,675      100.00
--------------------------------------------------------
 Min: 19.96         Max: 76.55          Wtd Avg: 67.45
--------------------------------------------------------
(a)  Calculated on loan balances after netting out holdback amounts for 2 mortgage loans, representing 11.00% of the initial loan group 2 balance as of the cut-off date.

DEBT SERVICE COVERAGE RATIOS (X)(a)
-----------------------------------------------------
                  NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE       % OF
                   LOANS    BALANCE ($)    GROUP 2
-----------------------------------------------------
 1.15 - 1.24         5       64,846,864      26.37
 1.25 - 1.34        13      132,594,687      53.93
 1.35 - 1.49         6       21,322,546       8.67
 1.50 - 1.74         1        1,798,875       0.73
 1.75 - 1.99         2       23,821,236       9.69
 2.00 - 2.39         1        1,498,468       0.61
-----------------------------------------------------
 TOTAL:             28      245,882,675     100.00
-----------------------------------------------------
 Min: 1.15          Max: 2.39          Wtd Avg: 1.35
-----------------------------------------------------
(a)  Calculated on loan balances after netting out a holdback amount for 2 mortgage loans, representing 11.00% of the initial loan group 2 balance as of the cut-off date.

All numerical information concerning the mortgage loans is approximate but does not include the General Motors Building B Loan. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date but does not include the
General Motors Building B Loan. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                        9

VI. LARGE LOAN DESCRIPTION
--------------------------

                          $1,567,986,000 (APPROXIMATE)
                                 COMM 2005-LP5

                    TEN LARGEST LOANS OR CROSSED LOAN GROUP

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             LOAN PER
                                                        CUT-OFF DATE            UNITS/SF/    UNITS/SF/          CUT-OFF    BALLOON
NO.      PROPERTY NAME               CITY        STATE    BALANCE    % OF POOL   ROOMS        ROOM(1)  DSCR(1) DATE LTV(1)  LTV(1)
------------------------------------------------------------------------------------------------------------------------------------

1.  General Motors Building      New York          NY   $260,000,000   15.28%  1,905,103      $374.78   2.67x     43.27%    43.27%
------------------------------------------------------------------------------------------------------------------------------------
2.  63 Madison Avenue            New York          NY    105,000,000    6.17     797,377      $206.93   1.49      75.00     75.00
------------------------------------------------------------------------------------------------------------------------------------
3.  Lakeside Mall                Sterling Heights  MI     96,974,425    5.70     643,375      $301.46   1.93      63.59     58.29
------------------------------------------------------------------------------------------------------------------------------------
4.  Bank of America Tower at     Fort Lauderdale   FL     90,000,000    5.29     409,075      $220.01   1.49      72.87     72.87
    Las Olas City Centre
------------------------------------------------------------------------------------------------------------------------------------
5.  Continental Park Plaza       El Segundo        CA     55,000,000    3.23     476,852      $115.34   1.73      58.51     53.19
------------------------------------------------------------------------------------------------------------------------------------
6.  Burnham Center               Chicago           IL     50,449,121    2.96     579,778       $87.01   1.46      76.44     70.81
------------------------------------------------------------------------------------------------------------------------------------
7.  Loews Miami Beach            Miami Beach       FL     50,000,000    2.94         790  $189,873.42   2.27      58.82     47.99
------------------------------------------------------------------------------------------------------------------------------------
8.  1414 Avenue of the Americas  New York          NY     43,000,000    2.53     121,608      $353.60   1.23      78.75     78.75
------------------------------------------------------------------------------------------------------------------------------------
9.  G REIT Portfolio II          Various         Various  42,740,000    2.51     348,046      $122.80   1.36      74.79     65.49
------------------------------------------------------------------------------------------------------------------------------------
10. Signature Ridge Apartments   San Antonio       TX     36,400,000    2.14         612   $59,477.12   1.30      75.05     69.49
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL / WEIGHTED AVERAGES                           $829,563,546   48.74%                           1.94X     61.70%    59.00
------------------------------------------------------------------------------------------------------------------------------------

(1)  For purposes of calculating Loan per Unit/SF/Room, Cut-Off Date LTV,
     Balloon LTV and DSCR the loan amount used for the General Motors Building loan, 63 Madison Avenue loan, Lakeside Mall loan and Loews Miami Beach loan is the principal balance of the Mortgage Loan included in the trust and the aggregate principal balances of their respective companion loans that are pari passu in right of payment to the subject Mortgage Loans that are not included in the Trust. Of these mortgage loans only the General Motors
     Building loan has a subordinate loan and such subordinate loan, unless otherwise indicated, was not included in calculating Loan per Unit/SF/Room,
     Cut-Off Date LTV, Balloon LTV or DSCR.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       10

VII. COLLATERAL DESCRIPTION
     ----------------------

                          $1,567,986,000 (APPROXIMATE)
                                 COMM 2005-LP5

                        PARI PASSU AND COMPANION LOANS(a)

-----------------------------------------------------------------------------------------------------------------------------------
                             A-NOTE BALANCES                                                                         B-NOTE BALANCE
                                AS OF THE                                                                               AS OF THE
NO.      PROPERTY NAME        CUT-OFF DATE    TRANSACTION               SERVICER                  SPECIAL SERVICER    CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------------

1  General Motors Building(b)$260,000,000     COMM 2005-LP5  Midland Loan Services, Inc.          LNR Partners, Inc. $86,000,000(d)
                             $454,000,000(e)       TBD
-----------------------------------------------------------------------------------------------------------------------------------
2  63 Madison Avenue         $60,000,000       GE 2005-C1    GEMSA Loan Services, L.P.(c)         LNR Partners, Inc.          $0
                             $105,000,000     COMM 2005-LP5
-----------------------------------------------------------------------------------------------------------------------------------
3  Lakeside Mall             $96,974,425       GE 2005-C1    Primary: Midland Loan Services, Inc. LNR Partners, Inc.          $0
                             $96,974,425      COMM 2005-LP5  Master: GEMSA Loan Services, L.P.(c)
-----------------------------------------------------------------------------------------------------------------------------------
                             $50,000,000      COMM 2005-LP5
7  Loews Miami Beach         $50,000,000           TBD       Midland Loan Services, Inc.          LNR Partners, Inc.          $0
                             $50,000,000           TBD
-----------------------------------------------------------------------------------------------------------------------------------
                             $35,900,297      COMM 2005-LP5
12 Wellpoint Office Tower    $23,933,531           TBD       Midland Loan Services, Inc.          LNR Partners, Inc.          $0
                             $24,930,762           TBD
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Does not include one mortgage loan with only a subordinate companion loan:
     FedEx - Bellingham ($2,271,970 mortgage loan and $359,666 subordinate loan).

(b)  The equity owners of the borrower incurred mezzanine debt with an aggregate balance of $300,000,000.

(c)  Being serviced pursuant to a separate pooling and servicing agreement.

(d)  B-Note deposited into the COMM 2005-LP5 securitization and sold as non-pooled certificates.

(e)  The aggregate amount of the pari passu notes.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       11

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                          COLLATERAL TERM SHEET     TMA BALANCE: $260,000,000
                                                    TMA DSCR:    2.42x ("As Is")
                         GENERAL MOTORS BUILDING    TMA LTV:     43.27%
--------------------------------------------------------------------------------

                   [GENERAL MOTORS BUILDING PICTURES OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       12

                         $1,567,986,000 (APPROXIMATE)
                                 COMM 2005-LP5
                             COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                        COLLATERAL TERM SHEET       TMA BALANCE: $260,000,000
                                                    TMA DSCR:    2.42x ("As Is")
                       GENERAL MOTORS BUILDING      TMA LTV:     43.27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:               GACC

LOAN PURPOSE:              Acquisition/Refinance

ORIGINAL SENIOR COMPONENT
  BALANCE:                 $260,000,000(1)

CUT-OFF SENIOR COMPONENT
  BALANCE:                 $260,000,000(1)

% BY INITIAL UPB:          15.28%

INTEREST RATE:             5.1469%(2)

PAYMENT DATE:              1st of each month

FIRST PAYMENT DATE:        March 1, 2005

MATURITY DATE:             February 1, 2010

AMORTIZATION:              Interest Only

CALL PROTECTION:           Lockout until the earlier of (i) 24 months from the
                           securitization of the last pari passu note and (ii)
                           three years after the loan closing date, then
                           defeasance is permitted. On and after October 1,
                           2009, prepayment permitted without penalty.

SPONSOR:                   Jamestown Corporation and Macklowe
                           Properties

BORROWER:                  Fifth Avenue 58/59 Acquisition Co. L.P.

PARI PASSU DEBT:           $454,000,000(1)

B NOTE BALANCE:            $86,000,000(1)

MEZZANINE DEBT:            $300,000,000(1)

LOCKBOX:                   Hard

INITIAL RESERVES:          Tax:                    $2,400,817
                           Insurance:              $817,014
                           TI/LC:                  $70,529,451
                           NOI Support:            $16,153,835
                           Engineering:            $4,800,000

MONTHLY RESERVES:          Tax:                    $2,400,817
                           Insurance:              $163,403
                           Replacement:            $31,590
--------------------------------------------------------------------------------

(1)  The $260,000,000 senior component (the "Senior Component") and the
     $454,000,000 Pari Passu Debt (not included in the trust) comprise the total senior debt balance of $714,000,000 (the "Senior Loan"). The $86,000,000
     B-Note and the Senior Loan comprise the total first mortgage balance of
     $800,000,000 (the "First Mortgage"). Additionally, there is $300,000,000 of mezzanine debt ("Mezzanine"). DSCR calculations in the chart are based on
     "As-Is" cash flow. DSCR based on "As-Stabilized" cash flow is 2.67x for the
     Senior Loan, 2.36x for the First Mortgage and 1.65x for the First Mortgage
     plus the Mezzanine. The B note is included in the trust but does not back any certificates other than the Class GMB Certificates. For additional information regarding the capitalization structure, see "The General Motors
     Building Capitalization" herein.

(2)  Represents the average interest rate for first 12 payment periods after the cut-off date. The interest rate will vary throughout the loan term. The final interest rates for the General Motors Building loan have not yet been determined. Refer to Annex A-5 for a schedule of assumed interest rates.

(3)  Occupancy figure excludes the Madison Avenue and Fifth Avenue retail expansion. Occupancy is 96.34% including the Madison Avenue and Fifth
     Avenue retail expansion.

(4)  Increase in cash flow from the "As-Is" cash flow to the "As-Stabilized"
     cash flow is based on the anticipated lease up of 21,000 sq. ft. to Apple
     (Fifth Avenue expansion) and anticipated lease up of 13,713 sq. ft. of
     Madison Avenue expansion retail space. See "Madison Avenue and Fifth Avenue
     Retail Expansion" herein.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
                                              FIRST         FIRST MORTGAGE
                         SENIOR LOAN        MORTGAGE        PLUS MEZZANINE
--------------------------------------------------------------------------------
LOAN BALANCE:           $714,000,000      $800,000,000      $1,100,000,000

LOAN BALANCE/SQ. FT.:      $374.78          $419.92             $577.40

LTV:                        43.27%           48.48%              66.67%

BALLOON LTV:                43.27%           48.48%              66.67%

DSCR ("AS IS"):              2.42x            2.14x               1.50x

SHADOW RATING (S/M):        AA/A3             Baa3                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office with retail component

COLLATERAL:(3)                     Fee simple

LOCATION:                          New York, NY

YEAR BUILT/RENOVATED:              1968/2005

COLLATERAL SQ. FT.:                1,905,103 sq. ft.

PROPERTY MANAGEMENT:               Macklowe Management Co. Inc.
                                   (a borrower affiliate)

OCCUPANCY (AS OF 1/1/05):(3)       96.27%

UNDERWRITTEN NET CASH FLOW:(4)     "As-Is": $88,947,170
                                   "As-Stabilized": $98,245,069

APPRAISED VALUE:                   $1,650,000,000

APPRAISAL DATE:                    January 1, 2005
--------------------------------------------------------------------------------

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       13

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                          COLLATERAL TERM SHEET     TMA BALANCE: $260,000,000
                                                    TMA DSCR:    2.42x ("As Is")
                         GENERAL MOTORS BUILDING    TMA LTV:     43.27%
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                  MAJOR OFFICE TENANTS
---------------------------------------------------------------------------------------------------------------------------
                                                          % BELOW        WEIGHTED AVG       LEASE
            TENANT                NRSF        % NRSF(1)   MARKET           RENT PSF       EXPIRATION      RATINGS (S/M/F)
---------------------------------------------------------------------------------------------------------------------------

 Weil, Gotshal & Manges LLP     539,438         32.8%     45.20%            $47.75        8/31/2019          - / - / -
---------------------------------------------------------------------------------------------------------------------------
 Estee Lauder                   327,562         19.9      14.60              84.18        3/31/2020         A+ / A1 / -
---------------------------------------------------------------------------------------------------------------------------
 General Motors Corporation     100,348          6.1      15.82              68.26        3/31/2010     BBB- / Baa3 / BBB-
---------------------------------------------------------------------------------------------------------------------------
 SUB TOTAL/WA:                  967,348         58.8%                       $62.21
---------------------------------------------------------------------------------------------------------------------------

(1)  % NRSF based on "As-Is" Office space only.

----------------------------------------------------------------------------------------------------------
                                          MAJOR RETAIL TENANTS
----------------------------------------------------------------------------------------------------------
                                              % BELOW     WEIGHTED AVG        LEASE
     TENANT           NRSF      % NRSF(2)      MARKET       RENT PSF       EXPIRATION     RATINGS (S/M/F)
----------------------------------------------------------------------------------------------------------

 FAO Schwarz         74,794        49.8%       63.1%         $68.10         1/31/2012        - / - / -
----------------------------------------------------------------------------------------------------------
 CBS                 31,997        21.3        76.3%          47.19         3/31/2010     A- / A3 / A-(3)
----------------------------------------------------------------------------------------------------------
 SUB TOTAL/WA:      106,791        71.1%                     $61.83
----------------------------------------------------------------------------------------------------------

(2)  % NRSF based on "As-Is" Retail space only.
(3)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

GENERAL MOTORS BUILDING LOAN

THE LOAN. The General Motors Building Loan is secured by a first mortgage on the borrower's fee simple interest in a modern 50-story 1,905,103 sq. ft. Class "A"
office/retail building located at the southeast corner of Central Park, occupying the entire city block bounded by Fifth Avenue, Madison Avenue, 58th
Street, and 59th Street. The General Motors Building Loan is a five-year interest only loan. The $260 million Senior Component (shadow rated "AA"/"A3"
(S/M)) has been contributed to the trust.

     GM BUILDING RECAPITALIZATION. In January, 2005, in connection with a recapitalization of the entire GM Building capital structure, Deutsche Bank provided a $1.1 billion capitalization package to the sponsors, JAMESTOWN
     CORPORATION ("Jamestown") and MACKLOWE PROPERTIES ("Macklowe"). See "The
     General Motors Building Capitalization" below, on page 20.

     Jamestown and Macklowe contributed $385 million of new cash equity, bringing the total cash equity to $520 million.

          o    Jamestown contributed $300 million of cash equity; and

          o    Macklowe contributed $85 million of cash equity above its
               existing $135 million cash contribution, resulting in a $220 million cash contribution.

     Deutsche Bank provided the sponsors with a $1.1 billion capitalization package. This package, together with the equity contributions from the sponsors, extinguished prior floating rate debt of $1.4 billion. The
     Deutsche Bank package consists of a First Mortgage loan with an original principal balance of $800 million and a Mezzanine loan with an original principal balance of $300 million, as follows:

          o    A $260 million Senior Component (contributed to the trust) of a
               $714 million parri passu senior mortgage loan;

          o    An $86 million subordinate portion of the $800 million First
               Mortgage loan, which subordinate portion will be contributed to the trust, certificated and sold as investment grade rated non-pooled securities. The non-pooled junior securities will not back any certificates other than the class GMB certificates; and

          o    A $300 million mezzanine loan that Deutsche Bank anticipates privately placing with one or more institutional investors.

THE BORROWER. The borrower is a single-purpose, bankruptcy-remote entity with two independent directors, for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by Jamestown and Macklowe.

Jamestown is a real estate investment company based in Atlanta, Georgia and
Cologne, Germany. Since 1983, Jamestown has been investing in income-producing high quality commercial real estate in the United States. In 26 partnerships,
Jamestown and its affiliates have acquired over $5 billion of assets. In addition to the GM Building, Jamestown currently owns

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       14

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                          COLLATERAL TERM SHEET     TMA BALANCE: $260,000,000
                                                    TMA DSCR:    2.42x ("As Is")
                         GENERAL MOTORS BUILDING    TMA LTV:     43.27%
--------------------------------------------------------------------------------

all or a portion of New York assets including One Times Square, 589 Fifth
Avenue, 1211 Sixth Avenue, 1290 Sixth Avenue, 620 6th Avenue, 111 Eighth Avenue,
and Chelsea Market. Jamestown also owns all or a portion of 125 High Street and
One Federal Street in Boston, Massachusetts, 4501 N. Fairfax in Arlington,
Virginia, and 400 Post Street in San Francisco, California. In Atlanta and
Cologne, Jamestown employs over 90 individuals who specialize in acquisitions, asset and property management, accounting, taxes, marketing and sales. Jamestown is a repeat client of Deutsche Bank.

Macklowe has over 30 years of commercial real estate investment & development experience, predominantly in New York City. Macklowe's investments include office & apartment properties, land assemblages, and conversion of industrial properties and loft buildings in Manhattan. Macklowe's substantial real estate portfolio includes interests in such prestigious residential properties as 777
Sixth Avenue, 305 West 50th Street (Longacre House), 515 East 72nd Street
(RiverTerrace) and 420 East 54th Street (RiverTower) as well as interests in 12 commercial properties leased to many high quality tenants at well known addresses such as the GM Building, 540 Madison Avenue, 400 Madison Avenue, and
610 Broadway. In 2003, Deutsche Bank financed $1.15 billion of Macklowe's $1.45 billion acquisition of the GM Building. Macklowe is a repeat sponsor of a
Deutsche Bank borrower.

THE PROPERTY. The GM Building occupies a full city block bounded by Fifth and
Madison Avenues and 58th and 59th Streets in Midtown Manhattan's Plaza District.
The property consists of a central 50-story tower with north and south flanking two-story wings containing approximately 1,709,037 sq. ft. of Class "A" office space and 152,143 sq. ft. of prime retail/television studio space. The property also contains a 35,657 sq. ft. underground parking garage with over 135 spaces.
The property has an average rent psf of $71.78 (with current asking rents of $75
-- $125 psf), well above prevailing market averages. Several of the more seasoned leases are significantly below the building average. The building has exhibited an excellent tenant retention rate well above the market average, with more than 50.0% of the building occupied by tenants that have been in occupancy since the building's completion in 1968. Historically, the GM Building has maintained an occupancy rate of 98+%. The GM Building benefits from zoning restrictions that restrict building height for buildings north of 58th Street.
As a result, the property has views of Central Park and the Upper Manhattan skyline.

The property offers tenants design flexibility through its center core floor plates and generous column bays. The distinctive "hips" on the north and south sides of the property allow for eight corner offices per floor and the large bay windows provide maximum light and Central Park views from two sides of the building. The use of the finest materials through out the property's common areas, such as the expansive lobby's Greek marble walls, highlighted brass trim,
Vermont marble flooring and decorative ceiling provide an environment consistent with the nature of the property and its location.

The property was built in 1968 to serve as General Motors' worldwide headquarters and today houses the company's treasury office. The previous owners of the property, Trump Organization and Conseco Insurance, purchased the building in August 1998 from a joint venture that included The Simon Property
Group. Over the past five years, the previous building owners invested $65 million to: (i) create a new landscaped plaza on Fifth Avenue; (ii) complete a new marble lobby area with expanded concierge facilities for tenants; (iii)
install fiber optics in the building; (iv) develop ground floor broadcast facilities and (v) the install a new state of the art security system.

The extensive improvements to the plaza area have added to the already considerable pedestrian traffic off of Fifth Avenue and around Central Park. The borrower has begun the expansion of the retail space at the property by building a glass cube which will expand onto the promenade on the Fifth Avenue side of the property and a two-story glass expansion of approximately 14,000 sq. ft. on the Madison Avenue side of the building. See "Madison Avenue and Fifth Avenue
Retail Expansion" below.

The building's tenants benefit from efficient access to the property via
Manhattan's vast web of public transportation. Subway stops within close proximity to the building include the N/R (Fifth Avenue at 59th Street), E/F
(Fifth Avenue at 53rd Street), 4/5/6 (Lexington and 59th Street) and the B/D/F/V
(Rockefeller Center). In addition, bus service runs along Fifth, Madison and
Sixth Avenues and 57th Street.

SIGNIFICANT TENANTS. The property is currently 96.3% occupied (excluding the
Madison Avenue and Fifth Avenue expansion spaces) by 33 office tenants and 6 retail tenants, with floor plates averaging 37,000 sq. ft. Below is a description of the building's three largest office tenants and two largest retail tenants.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       15

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                           COLLATERAL TERM SHEET    TMA BALANCE: $260,000,000
                                                    TMA DSCR:    2.42x ("As Is")
                          GENERAL MOTORS BUILDING   TMA LTV:     43.27%
--------------------------------------------------------------------------------

OFFICE:

     WEIL, GOTSHAL & MANGES LLP (32.8% of NRA-Office; $47.75/sq. ft.; majority of leases expire in 2019), is the property's largest tenant and has been in the building since its construction in 1968. Founded in 1931 in New York,
     Weil, Gotshal & Manges LLP ("Weil") is widely considered to be one of the premier law firms in the world. Weil was awarded the "2004 Law Firm of the
     Year in Western Europe: France" and the "2004 Law Firm of the Year in the
     United States for Private Equity". The Weil space at the property was custom designed and was most recently renovated in 1990, though it is meticulously maintained. The GM Building serves as Weil's worldwide headquarters, and its space includes an executive conference and banquet level which features high ceilings, a kitchen and separate environmental systems (this space was originally General Motors' executive floor). Weil's current average space utilization of 170 employees per floor is well above the building average of 117 and its rental rates are 45.21% below market.

     ESTEE LAUDER (19.9% of NRA-Office; $84.18/sq. ft.; (S/M/F) A+ / A1 / -; a
     majority of leases expire in 2020) (NYSE: EL) the second largest tenant at the property, has maintained a worldwide reputation for innovation while purveying stability in the production of high quality beauty products.
     Estee Lauder ("Lauder") has maintained its global headquarters at the property since completion in 1968. Lauder products are sold in over 130 countries and territories under brand names, such as Estee Lauder,
     Clinique, Aramis, Prescriptives, Origins, M.A.C, Bobbi Brown, La Mer,
     Aveda, Stila, Jo Malone, Bumble and Bumble, Darphin, Rodan & Fields, and
     American Beauty and account for nearly half of the world's upscale cosmetics sold. Lauder, which was founded in New York in 1946 and employs
     22,000 people worldwide, reported 2004 earnings from continuing operations of $376 million and sales of $5.79 billion -- the 47th consecutive year annual sales have increased. In the 1990's, Lauder contributed significant capital to the refurbishment of its space, including the 40th floor, which houses the executive management offices, which was extravagantly decorated by Ms. Estee Lauder. In October 2012 there is a $10.00 psf rent step for the Estee Lauder space. After renewing its lease in July 2003, Estee
     Lauder's rent averages $91.29 over the life of its lease term.

     GENERAL MOTORS CORPORATION (6.1% of NRA-Office; $68.26/sq. ft.; (S/M/F)
     BBB- / Baa3 / BBB-; lease expires in 2010) (NYSE: GM) the third largest tenant at the property is one of the world's leading industrial firms, manufacturing and selling vehicles world-wide under the Chevrolet, Buick,
     Cadillac, Pontiac, Saab, Saturn and GMC brands. The property was originally built in 1968 as General Motors Corporation's worldwide headquarters and
     General Motors Corporation currently occupies three full floors of office space for their treasury office, legal, tax and operations, human resources and asset management . The world's largest automotive manufacturer with a
     15% global market share, General Motors Corporation also produces products and provides services ranging from satellite and wireless communication to financial services. In 2003, General Motors Corporation sold nearly 8.6 million cars and trucks. The space was renovated in the mid-1990's with stained wood and glass accents. For the nine months ended September 20,
     2004, revenues rose 4% to approximately $141.69 billion. Net income from continuing operations rose 7% to $3.06 billion and General Motors
     Corporation had a recent equity market capitalization of $20.97 billion.

     Other prominent tenants at the property include Baron Capital ($105.20/sq.
     ft.), Forstmann Little & Co. ($115.00/sq. ft.), Icahn Associates
     ($103.20/sq. ft.), Thomas Lee Capital ($80.00/sq. ft.) and Perry Capital
     ($93.00/sq. ft.).

RETAIL:

     F.A.O. SCHWARZ (49.8% of NRA-Retail; $68.10/sq. ft.; lease expires in 2012)
     is one of the premier retail toy stores in the world. The F.A.O. Schwarz
     ("FAO") space benefits significantly from both tourism and its prime location within one of the world's prime retail shopping corridors. FAO, the building's fifth-largest tenant, is a specialty retailer of developmental, educational and fun products for infants and children via its FAO Schwarz and Right Start retail stores as well as through catalogs and the internet. FAO filed for Chapter 11 bankruptcy protection in January
     2003 and re-emerged in April 2003. In December of 2003, FAO filed for bankruptcy again and in January 2004, D.E. Shaw & Co. agreed to pay $41 million in cash for the long-term lease in FAO's Las Vegas and New York stores, among other things. FAO's flagship retail store has been located at the property since November 1986 and reopened on Thanksgiving Day 2004.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       16

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                           COLLATERAL TERM SHEET    TMA BALANCE: $260,000,000
                                                    TMA DSCR:    2.42x ("As Is")
                          GENERAL MOTORS BUILDING   TMA LTV:     43.27%
--------------------------------------------------------------------------------

     CBS TELEVISION STUDIOS (21.3% of NRA-Retail; $47.19/sq. ft. (S/M/F) A- / A3
     / A-, lease expires in 2010) broadcasts "The Early Show" from the property.
     The CBS facilities include viewing areas along 59th Street and the plaza, as well as extensive TV production studios and a gourmet kitchen. The high profile nature of The Early Show brings additional pedestrian traffic to the already highly trafficked area. The studios are equipped with cutting edge technological equipment housed beneath the 30 foot ceilings. In addition to The Early Show, CBS, a wholly owned subsidiary of Viacom Inc., utilizes their space as television studios for its NFL studio broadcasts, talk shows and various soap opera productions. The estimated cost paid by the tenant for the build out of the space was between $35 and $40 million.

THE MARKET: The GM Building is one of the centerpieces within the heart of midtown Manhattan's prestigious Plaza District, occupying the entire city block bounded by Madison and Fifth Avenues and 58th and 59th Streets. This location is between many of New York's top residential and retail addresses and its midtown office district. The location of the GM Building places the property at a competitive advantage, both for the ground floor retail space and above ground office space. The amenities surrounding the property, which include top restaurants, hotels and retail such as The Four Seasons Hotel, The Plaza Hotel,
Tiffany & Co., Bergdorf Goodman, and Saks Fifth Avenue are an attractive draw for prospective tenants. The building's ground floor retail space benefits from the high volume of pedestrian traffic which visits the building due to the property's location adjacent to Central Park and the CBS Morning Show's
"window-watching" capacity, and it's frontage along the retail Madison Avenue corridor.

The Plaza District has historically been one of the strongest subdistricts in
Manhattan, consistently maintaining lower vacancy rates and higher rents than its competitive locales due to its premier location and high quality buildings.
This combination of quality construction, tenant prestige, Central Park views, and location allow rents at the GM Building to receive a premium to its competition. According to REIS, the 54.8-million sq. ft. Plaza submarket, at the southern edge of Central Park, is the most expensive area in Manhattan, with an average asking rent of $57.28 psf per third quarter 2004. Reis reports concessions in the Plaza District average 3.4 months of free rent over the average lease term of 8.9 years and vacancy rates at 9.2%. Additionally, rents at the property have outpaced the general market by as much as $40.00 to $60.00 psf, as recently exhibited by Perry Capital's execution of a lease for 74,061 square feet on floors 19 and 20 with a term of 14-years and 5-months at an initial rate of $93.00 psf. In addition, York Capital executed a lease for
35,537 sq. ft. at an initial rate of $95.00 psf. Here is a schedule of recent leases signed at the property:

--------------------------------------------------------------------------------
                           RECENTLY EXECUTED LEASES
                                                           LEASE
     TENANT       LEASE DATE       FLOORS        SF      EXPIRATION    RENT/SF
--------------------------------------------------------------------------------
PERRY CAPITAL      8/1/2005        19 & 20     74,061    1/31/2020     $93.00
--------------------------------------------------------------------------------
BANK OF AMERICA   10/22/2004         15        36,137    3/31/2007     $84.00
--------------------------------------------------------------------------------
YORK CAPITAL       2/1/2005          17        35,537    1/31/2020     $95.00
--------------------------------------------------------------------------------
ESTEE LAUDER       1/1/2005          45        14,251    4/30/2006    $120.00
--------------------------------------------------------------------------------
ICAHN              1/1/2005          46         9,184    5/31/2012    $100.00
--------------------------------------------------------------------------------
RUANE CUNIFF       6/1/2004          47         6,150    5/31/2014    $110.00
--------------------------------------------------------------------------------
HOVANANIAN         6/2/2004          46         2,788   12/31/2011    $115.00
--------------------------------------------------------------------------------

MADISON AVENUE AND FIFTH AVENUE RETAIL EXPANSION

On the Fifth Avenue side of the building, in the plaza area, the sponsors are building a modern glass cube that houses a spiral walkway and a circular platform elevator leading down to approximately 21,000 sq. ft. of sub-grade retail space. Apple Computer Inc. ("Apple") (NASD: "AAPL") has signed a letter of intent to occupy, for 10 years, this retail space with an initial base rent of $2.8 million per annum ($132.29 psf). Additionally, the letter of intent provides that Apple will pay percentage rent which is expected to generate approximately $2.0 million of additional income per year.

On the Madison Avenue side, the GM Building is set back from Madison Avenue significantly farther than zoning regulations require. The sponsors are developing 13,713 sq. ft. (inclusive of 2,885 sq. ft. of mezzanine space) of prime Madison Avenue retail space in this extra area. The average ground floor
Madison Avenue retail market rate is expected to be approximately $700 psf and the mezzanine retail space is expected to command at least $100 psf.
Construction has commenced on the Madison Avenue retail space.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       17

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                           COLLATERAL TERM SHEET    TMA BALANCE: $260,000,000
                                                    TMA DSCR:    2.42x ("As Is")
                          GENERAL MOTORS BUILDING   TMA LTV:     43.27%
--------------------------------------------------------------------------------

$42.5 million of the TI/LC Reserve (as defined herein) is specifically allocated towards the Madison Avenue and Fifth Avenue retail expansion.

PROPERTY MANAGEMENT. Macklowe Management Co. Inc., an affiliate of the borrower.

CASH MANAGEMENT. The loan has been structured with a hard lockbox.

RESERVES. At closing, the borrower deposited $70.5 million in a tenant improvement and leasing commissions reserve ("TI/LC Reserve"). $42.5 million of the TI/LC Reserve is specifically allocated to the Madison and Fifth Avenue retail expansion. The remaining $28 million is for additional tenant improvements and leasing commissions. Additionally, the borrower deposited $16.2 million ("NOI Support Reserve") to provide credit enhancement for the Perry
Capital free rent period and rent associated with three vacant spaces with leases either out for signature or in various stages of negotiation. Each month, provided that there is no event of default (as such term is defined in the loan documents), a monthly increment (as specified in the loan documents) of the NOI
Support Reserve, will be used to satisfy monthly payments due under the loan, with any excess amounts released to the borrower. Each year, the borrower is required to deposit $7,000,000 into the NOI Support Reserve, until such time that the termination conditions (including termination of the Perry Capital free rent period and lease up of the vacant spaces above specified rent thresholds)
have been satisfied, at which time any remaining funds in the NOI Support
Reserve will be remitted to the borrower and no future deposits will be required.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. Equity owners of the borrower incurred mezzanine debt from a Deutsche Bank affiliate, with an aggregate balance of $300,000,000, secured by pledges of equity interests in the borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       18

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                           COLLATERAL TERM SHEET    TMA BALANCE: $260,000,000
                                                    TMA DSCR:    2.42x ("As Is")
                          GENERAL MOTORS BUILDING   TMA LTV:     43.27%
--------------------------------------------------------------------------------

                      [GENERAL MOTORS BUILDING MAP OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       19

                         $1,567,986,000 (APPROXIMATE)
                                 COMM 2005-LP5

--------------------------------------------------------------------------------
                        COLLATERAL TERM SHEET       TMA BALANCE: $260,000,000
                                                    TMA DSCR:    2.42x ("As Is")
                       GENERAL MOTORS BUILDING      TMA LTV:     43.27%
--------------------------------------------------------------------------------

                   THE GENERAL MOTORS BUILDING CAPITALIZATION
                   ------------------------------------------

                $260 MILLION          $454 MILLION
                   SENIOR              PARI PASSU
                 COMPONENT                DEBT
                 LTV 43.37%            LTV 43.27%
                   RATED                 RATED            To be sold in
                  (AA/A3)               (AA/A3)           conduit/fusion
                   (S/M)                 (S/M)            securitizations

                           $86 MILLION
                             "LEGS"
                           LTV 48.48%
                       (Baa1 to Baa3) (M)

                          $300 MILLION
                         MEZZANINE DEBT                   To be privately
                           LTV 66.7%                      placed

                          $520 MILLION
                             EQUITY

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       20

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

                       THIS PAGE INTENTIONALLY LEFT BLANK

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       21

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET     TMA BALANCE: $105,000,000
                                                       TMA DSCR:    1.49x
                              63 MADISON AVENUE        TMA LTV:     75.00%
--------------------------------------------------------------------------------

                      [63 MADISON AVENUE PICTURES OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       22

                         $1,567,986,000 (APPROXIMATE)
                                 COMM 2005-LP5

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET     TMA BALANCE: $105,000,000
                                                       TMA DSCR:    1.49x
                               63 MADISON AVENUE       TMA LTV:     75.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:               GACC

LOAN PURPOSE:              Refinance

ORIGINAL TMA BALANCE:      $105,000,000(1)

CUT-OFF TMA BALANCE:       $105,000,000(1)

% BY INITIAL UPB:          6.17%

INTEREST RATE:             5.0600%

PAYMENT DATE:              1st of each month

FIRST PAYMENT DATE:        February 1, 2005

MATURITY DATE:             January 1, 2010

AMORTIZATION:              Interest Only

CALL PROTECTION:           Lockout for 24 months from securitization
                           date, then defeasance is permitted. On
                           and after October 1, 2009, prepayment
                           permitted without penalty.

SPONSOR:                   George Comfort & Sons, Inc. and Loeb
                           Partners Realty & Development Corp.

BORROWER:                  63 Madison Owner LLC

PARI PASSU DEBT:           $60,000,000(1)

ADDITIONAL FINANCING:      None

LOCKBOX:                   Hard

INITIAL RESERVES:          Tax:                   $374,870

                           Insurance:             $123,743

                           TI/LC:                 $104,166

                           Replacement:           $23,257

MONTHLY RESERVES:          Tax:                   $374,870

                           Insurance:             $16,146

                           TI/LC:                 $104,166

                           Replacement:           $23,257
--------------------------------------------------------------------------------
(1)  The Trust Mortgage Asset ("TMA") amount of $105,000,000 represents the A-2
     Note and A-3 Note, each in the original amount of $52,500,000, from a first mortgage loan in the original amount of $165,000,000 (evidenced by pari passu A-1, A-2 and A-3 Notes). The A-1 Note is not included in the trust.
     Calculations are based on the whole first mortgage loan balance as of the cut-off date.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
LOAN BALANCE/SQ. FT.:        $206.93

BALLOON BALANCE/SQ. FT.:     $206.93

LTV:                         75.00%

BALLOON LTV:                 75.00%

DSCR:                        1.49x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

COLLATERAL:                     Fee simple

LOCATION:                       New York, NY

YEAR BUILT/RENOVATED:           1963/1999

COLLATERAL SQ. FT.:             797,377 sq. ft.

PROPERTY MANAGEMENT:            George Comfort & Sons, Inc.
                                (a borrower affiliate)

OCCUPANCY (AS OF 9/7/04):       100.00%

UNDERWRITTEN NET CASH FLOW:     $12,594,730

APPRAISED VALUE:                $220,000,000

APPRAISAL DATE:                 November 1, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                            MAJOR OFFICE TENANTS
--------------------------------------------------------------------------------------------------------------
                                                                WEIGHTED AVG          LEASE        RATINGS
          TENANT              NRSF      % NRSF        % GPR       RENT PSF         EXPIRATION      (S/M/F)
--------------------------------------------------------------------------------------------------------------

 Ziff-Davis, Inc.(1)(2)     399,773      50.1%        56.0%        $29.72            6/30/2019          -
--------------------------------------------------------------------------------------------------------------
 New York Life              397,604      49.9         44.0          23.51           12/31/2010     AA+/Aa1/AA
--------------------------------------------------------------------------------------------------------------
 TOTAL/WA:                  797,377     100.0%       100.0%        $26.63
--------------------------------------------------------------------------------------------------------------

(1)  Ziff-Davis, Inc. has subleased space to The Beanstalk Group (30,885 NRSF),
     The Community Preservation Corporation (35,767 NRSF), FOJP Corporation
     (61,494 NRSF), BeMusic, Inc. (56,742 NRSF) and CNet (49,140 NRSF).

(2)  Ziff-Davis, Inc.'s rent obligation is supported by a $15,000,000 evergreen
     Letter of Credit from Citibank, N.A. (rated AA- by S&P, Aa2 by Moody's and
     AA+ by Fitch). See "The Property" below for additional information.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       23

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $105,000,000
                                                       TMA DSCR:    1.49x
                                63 MADISON AVENUE      TMA LTV:     75.00%
--------------------------------------------------------------------------------

63 MADISON AVENUE LOAN

THE LOAN. The 63 Madison Loan is a five-year, interest only fixed rate loan secured by a first priority mortgage on the borrower's fee simple interest in a
797,377 sq. ft. Class "A" office building located in the Midtown South sub-market of Manhattan, New York. Based on the appraised value of $220 million, the borrower has implied equity of $55 million in the property.

THE BORROWER. The borrower is 63 Madison Owner LLC, a special-purpose, bankruptcy-remote entity sponsored by GEORGE COMFORT & SONS, INC. and LOEB
PARTNERS REALTY & DEVELOPMENT CORP.

George Comfort & Sons, Inc. has nearly 85 years of real estate experience and currently manages nine million sq. ft. of commercial property, 50% of which they own. George Comfort & Sons, Inc.'s investments include all classes of office and mixed use buildings in the New York City central business district and metropolitan area, Washington, D.C. and Boston.

George Comfort & Sons, Inc.'s services include acquiring and brokering properties, full service property management, leasing, construction and finance.
George Comfort & Sons, Inc. has continued to expand under the leadership of
Peter Duncan, who has been president since 1995 by acquiring more than four million sq. ft. of office space and adding three million sq. ft. to its third-party management portfolio in the last decade. It currently has assets of
$1 billion in partnership with top global investors.

Loeb Partners Realty & Development Corp. is a privately held real estate company that makes opportunistic investments in real estate properties, with its major focus on the creation and enhancement of the value of these properties through repositioning, renovation and intensive asset management. Currently the company's portfolio amounts to more than 12 million sq. ft. of income-producing investment real estate.

THE PROPERTY. Built in 1963 as the New York Life annex, 63 Madison Avenue was substantially renovated in 1998 -- 1999 into a multi-tenanted building. 63
Madison Avenue is located between 27th and 28th Streets in Manhattan directly across from, and connected via underground walkway to, the distinctive, 40-story
(including six-story tower) New York Life Building, New York Life's headquarters. The building consists of 797,377 net rentable sq. ft., over 15 floors of commercial space and two concourses. The property has large, open floor plates of approximately 49,140 sq. ft. for floors 2 through 12 and approximately 30,609 sq. ft. for the remaining three floors.

The 1998-1999 renovation was completed in mid 1999 and included the following:
(i) cleaning and repainting the exterior curtain wall; (ii) new lobby for the office tenants including the reconstruction and design thereof; (iii) a new roof covering was installed; (iv) modernization of the elevators and cabs, including installation of a new service elevator and (v) the electrical system was partially upgraded.

Out of the total NRA of the building, the two tenants, New York Life (397,604
sq. ft.) and Ziff-Davis, Inc. (399,773 sq. ft.), each also lease a concourse
(58,489 sq. ft. and 62,120 sq. ft., respectively). New York Life rents Concourse
A space for $12.00 psf and the remaining 339,115 sq. ft. of its office space is at a cost of $25.50 psf. Ziff-Davis, Inc. rents Concourse B space for $15.45 psf and the remaining 337,653 sq. ft. of its office space at a cost of $32.35 psf.
The property is currently 100% occupied by tenants and subtenants. The New York
Life lease runs through December, 2010 and the Ziff-Davis, Inc. lease runs through June, 2019.

The property at 63 Madison Avenue was built by New York Life who occupied it in its entirety until 1995 when New York Life sold the building to George Comfort &
Sons, Inc. In 1998, New York Life reduced its occupancy of the property to approximately 50% and Ziff-Davis, Inc. entered into a 21.5-year lease, for floors 8 through and including 15 and Concourse B. New York Life occupies
Concourse A and floors 1 through 7 under a lease that expires December 31, 2010.
Over the past few years, Ziff-Davis, Inc. has restructured internally and reduced its share of occupied space through subleasing. Ziff-Davis, Inc. has been successful in its efforts to sublease portions of its space to multiple companies that currently occupy the building. Ziff-Davis, Inc. currently occupies floors 11, 12 and Concourse B; while floors 8, 9, 10, 13, 14 and 15 have been sublet to a variety of other tenants. Ziff-Davis, Inc. remains primarily liable for the rent payments under its lease through 2019. In connection with obtaining landlord consent to its subleasing arrangements,
Ziff-Davis, Inc. posted a $15 million letter of credit

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       24

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $105,000,000
                                                       TMA DSCR:    1.49x
                                63 MADISON AVENUE      TMA LTV:     75.00%
--------------------------------------------------------------------------------

for the benefit of the building owner. The letter of credit was collaterally assigned to the lender, to be drawn by the borrower and payable to the lender in connection with a default by Ziff-Davis, Inc. of its rent obligations under its lease or a failure to renew the letter of credit or post cash collateral through expiration of its lease in 2019. The next renewal of the letter of credit will be required in September 2006.

The two separate concourses, entrance lobbies, and two separate elevator banks provides the tenants additional privacy. Ziff-Davis, Inc. has a designated entrance on the 28th Street side of the building and New York Life has a designated entrance on the 27th Street side of the building, facing New York
Life's headquarters building. The two buildings are connected by a basement-level passageway that was built in order to link the New York Life offices. The buildings are still to this day connected, and the mail facilities for both the New York Life buildings are located in the basement of 63 Madison
Avenue.

SIGNIFICANT TENANTS. The property is currently 100% occupied by two tenants, New
York Life and Ziff-Davis, Inc. Ziff-Davis, Inc. has recently subleased portions of its space to The Beanstalk Group, The Community Preservation Corporation,
Foundation of Jewish Philanthropies Service Corporation, BeMusic, Inc. and CNet.

     NEW YORK LIFE (49.9% NRA; rent $23.51 psf; lease expires December 31, 2010;
     AA+/Aa1/AA (S/M/F)) has been a tenant in the building since it was built in
     1963. New York Life originally built the property to serve as part of its
     Manhattan headquarters. New York Life occupied 100% of the building until
     1998 when Ziff-Davis, Inc. signed a lease for approximately 50% of the space. New York Life's current headquarters is located directly adjacent to the property on Madison Avenue between 26th and 27th Streets, commonly known as the "New York Life Building." New York Life built the underground passageway between the two buildings.

     New York Life was founded in 1845 and is the largest mutual life insurance company in the United States, and one of the largest life insurers in the world. Headquartered in New York City, New York Life's family of companies offers life insurance, annuities and long-term care insurance. An affiliate, New York Life Investment Management LLC provides institutional asset management, retirement planning and trust services, and other New
     York Life affiliates provide an array of securities products and services, as well as institutional and retail mutual funds.

     New York Life reported nearly $180 billion in managed assets in 2002 and over $202 billion in 2003. In 2003, New York Life had, based on publicly available information, a net income of $1.12 billion and a surplus and asset valuation reserve of $10.8 billion. According to New York Life, its surplus to asset ratio is nearly double the average of the top 25 insurers and its liquidity benefits from its $80 billion bond portfolio, 89% of which are investment grade.

     ZIFF-DAVIS, INC. (50.1% of NRA; weighted average rent equal to $29.72 psf;
     leases expire June 30, 2019) (NYSE: ZFDH.PK), is, based on publicly available information, a leading integrated media company serving the technology, videogame and consumer lifestyle markets and is one of the largest technology magazine publishers in the United States, as measured by revenue. Second quarter 2004 consolidated revenues totaled approximately
     $51.3 million, with EBITDA of approximately $9.5 million. These numbers were both superior to 2003 revenue and EBITDA of $47.1 million and $9.0 million respectively. Ziff-Davis, Inc. exports its brand internationally, licensing its content to publications in 41 countries and reaching more than 22 million readers. In connection with obtaining landlord consent to its subleasing arrangements, Ziff-Davis, Inc. posted a $15 million letter of credit for the benefit of the building owner, George Comfort & Sons,
     Inc.

     Ziff-Davis, Inc. has been a tenant in the property since 1998 when it leased approximately 400,000 sq. ft. In 2000, Ziff-Davis, Inc. sold its publishing arm to Willis Stein & Partners and James Dunning and the lease was assigned to Ziff-Davis Publishing, subject to Ziff-Davis, Inc.'s parent company, Softbank, subleasing back the 15th floor until 2010 and the 10th floor until 2019. Bank of New York subleases the entire 8th and 9th floors and part of Concourse B and subsequently sub-subleased parts of their premises to the Community Preservation Corporation, Encompass and BeMusic,
     Inc. Ziff-Davis Publishing has sublet the 13th and 14th floor to the
     Foundation of Jewish Philanthropies. Softbank sub-sublet their space to The
     Beanstalk Group. Currently, Ziff-Davis Publishing only occupies the 11th,
     12th and Concourse B floors, which is approximately 145,000 sq. ft. out of the original 400,000 sq. ft. (36.25%).

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       25

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $105,000,000
                                                       TMA DSCR:    1.49x
                                63 MADISON AVENUE      TMA LTV:     75.00%
--------------------------------------------------------------------------------

TENANTS UNDER SUBLEASES WITH ZIFF-DAVIS, INC.:

     FOUNDATION OF JEWISH PHILANTHROPIES (7.7% of NRA sublet from Ziff-Davis,
     Inc. -- occupies entire 13th and 14th floors) has been a tenant in the building since 2003 when it subleased space from Ziff-Davis, Inc. Founded in 1911 in Buffalo, New York, the foundation, according to its public reports, manages over 1,000 individual endowment funds and with assets of over $98 million.

     BEMUSIC, INC. (6.9% of NRA sublet from Bank of New York who sublet the space from Ziff-Davis, Inc.) BeMusic, Inc. occupies the entire 8th floor and approximately 5,602 sq. ft. of the 9th floor. BeMusic, Inc. is a subsidiary of the German media giant Bertelsmann Foundation. Part of
     DirectGroup Bertelsmann, BeMusic was founded in July, 2001 and is headquartered in New York City.

     CNET (6.2% of NRA sublet from Ziff-Davis, Inc., occupies the entire 10th floor) bought Ziff-Davis, Inc. for $1.6 billion in 2000. CNet, according to publicly available information, provides advice on technology products and services. CNet integrates an extensive directory of more than 200,000 computer, technology, and consumer electronics products with editorial content, downloads, trends, reviews and price comparisons. CNet's
     www.ZDNET.com website was the winner of the Computer Press Association's
     "Best Overall Site" award for two consecutive years. CNet is comprised of
     News.com, mySimon, Download.com, CNet Computer Shopper Magazine, and other networks.

     COMMUNITY PRESERVATION CORPORATION (4.5% of NRA sublet from Bank of New
     York who sublet the space from Ziff-Davis, Inc.), currently occupies 35,767
     sq. ft. of the total 49,140 sq. ft. on the 9th floor. Founded in 1974, the
     Community Preservation Corporation finances the rehabilitation or construction of affordable housing.

     THE BEANSTALK GROUP, LLC (3.9% of NRA sublet from Ziff-Davis, Inc.) is 67%
     owned by Ford Motor Company and is a leading brand licensing agency and consultancy. Founded in 1991, The Beanstalk Group has a branch outside of
     London, Beanstalk Europe. The Beanstalk Group currently occupies the entire
     15th floor (top floor) of the property, which it subleased from Softbank,
     Ziff-Davis, Inc.'s parent company.

THE MARKET. The property is located in Manhattan's Midtown South section in the
Murray Hill/Kips Bay neighborhood, one block north of Madison Square Park.
Murray Hill extends from 42nd Street, west of Park Avenue and extends south to
23rd Street. Kips Bay is the lower section of Murray Hill stretching from East
34th Street down to East 23rd Street in between Park Avenue South on the west and the East River on the east. The area is largely residential but benefits from many famous and historical churches and parks, the NYU Medical Center and
Bellevue Hospital located within Kips Bay. The building's location provides easy access to both Penn Station and Grand Central Terminal, which offer entrance to the subway system, Metro North Railroad, AMTRAK, and the Long Island Railroad.

According to Reis, the average market rent in Manhattan for the third quarter of
2004 was $42.25 psf and the overall vacancy rate for Manhattan remained flat at
10.5% from the first quarter of 2004 and down slightly from year-end 2003
(10.6%).

MIDTOWN SOUTH SUBMARKET. Manhattan is split into three major markets for office space, with a total inventory of 390.3 million sq. ft. across Midtown, Midtown
South and Downtown. As previously noted, the property is located on the border of the Midtown South and Midtown submarkets of Manhattan. Midtown South has 65.2 million sq. ft. of inventory, with 10.5 million sq. ft. (16.1%) being Class "A"
space, and is the smallest of Manhattan's three major markets.

Reis reported a third quarter vacancy rate of 9.9% for the Midtown South submarket. The average asking rent is $30.93 psf, the lowest metrowide. During the first half of 2004, overall asking rates increased by $0.19 psf to $30.56 from year end 2003.

Market rent in the Midtown South submarket for buildings built before 1970 was
$31.65 psf for the third quarter of 2004 as reported by Reis. This implies that the New York Life's rent is approximately 25.72% below market and the
Ziff-Davis, Inc. space is approximately 6.10% below market. The vacancy rate for buildings built before 1970 and located in the Midtown South submarket was
10.0%, favorable when compared to the overall city vacancy rate of 10.5%.
Buildings built before 1970 make up 70% of Manhattan's total market share of
353,247,000 sq. ft. of inventory. There is no construction of office buildings planned for the immediate future in this submarket.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       26

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $105,000,000
                                                       TMA DSCR:    1.49x
                                63 MADISON AVENUE      TMA LTV:     75.00%
--------------------------------------------------------------------------------

CASH MANAGEMENT. The loan has been structured with a hard lockbox.

PROPERTY MANAGEMENT. The property is managed by George Comfort & Sons, Inc., an affiliate of the borrower.

RESERVES. The following reserves are required to be collected on a monthly basis: one-twelfth of the annual taxes and insurance premiums due ($374,870 and
$16,146, respectively), tenant improvements/leasing commissions ($104,166), and capital expenditures (replacement) ($23,257). In addition, Ziff-Davis, Inc. is obligated to have a $15 million letter of credit or cash collateral posted at all times during the term of its lease, as discussed under "The Property" above.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       27

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $105,000,000
                                                       TMA DSCR:    1.49x
                                63 MADISON AVENUE      TMA LTV:     75.00%
--------------------------------------------------------------------------------

                         [63 MADISON AVENUE MAP OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       28

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

                       THIS PAGE INTENTIONALLY LEFT BLANK

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       29

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $96,974,4250
                                                       TMA DSCR:    1.93x
                                  LAKESIDE MALL        TMA LTV:     63.59%
--------------------------------------------------------------------------------

                        [LAKESIDE MALL PICTURES OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       30

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $96,974,425
                                                        TMA DSCR:    1.93x
                                  LAKESIDE MALL         TMA LTV:     63.59%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:               GACC

LOAN PURPOSE:              Acquisition

SHADOW RATING              BBB-/Baa3

ORIGINAL TMA BALANCE:      $97,500,000(1)

CUT-OFF TMA BALANCE:       $96,974,425(1)

% BY INITIAL UPB:          5.70%

INTEREST RATE:             4.28%

PAYMENT DATE:              1st of each month

FIRST PAYMENT DATE:        January 1, 2005

MATURITY DATE:             December 1, 2009

AMORTIZATION:              Amortization on a 30-year schedule

CALL PROTECTION:           Lockout for 24 months from securitization date, then
                           defeasance is permitted. On and after June 1, 2009,
                           prepayment permitted without penalty.

SPONSOR:                   General Growth Properties, Inc.

BORROWER:                  Lakeside Mall Property LLC

PARI PASSU DEBT:           $97,500,000(1)

ADDITIONAL FINANCING:      None

LOCKBOX:                   Hard

INITIAL RESERVES:          None

MONTHLY RESERVES(2):       Springing
--------------------------------------------------------------------------------
(1)  The original Trust Mortgage Asset ("TMA") amount of $97,500,000 represents the A-2 Note from a first mortgage loan in the principal amount of
     $195,000,000, consisting of the A-2 Note and a pari passu A-1 Note. The A-1
     Note is not included in the trust. All numbers under the heading "Financial
     Information" are based on the whole first mortgage loan balance as of the cut-off date, unless otherwise noted.

(2)  See "Reserves" herein.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE/SQ. FT.:               $301.46

BALLOON BALANCE/SQ. FT.:            $276.35

LTV:                                63.59%

BALLOON LTV:                        58.29%

DSCR:                               1.93x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Super-Regional Mall

COLLATERAL:                     Fee Simple

LOCATION:                       Sterling Heights, MI

YEAR BUILT/RENOVATED:           1976/1978, 1999 and 2001

MORTGAGED COLLATERAL AREA:      643,375 sq. ft.

TOTAL MALL SQ. FT.:             1,478,375 sq. ft.

PROPERTY MANAGEMENT:            Self Managed

OVERALL MALL OCCUPANCY
  (AS OF 10/31/04):             92.42%

UNDERWRITTEN NET CASH FLOW:     $22,312,736

APPRAISED VALUE:                $305,000,000

APPRAISAL DATE:                 October 18, 2004
--------------------------------------------------------------------------------

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       31

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $96,974,425
                                                        TMA DSCR:    1.93x
                                 LAKESIDE MALL          TMA LTV:     63.59%
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                     ANCHOR TENANTS(1)
-----------------------------------------------------------------------------------------------------------------------------
                                             % OF TOTAL                                              2003       2003 SALES
             TENANTS                SF     TOTAL MALL SF   LEASE EXPIRATION   RATINGS (S/M/F)    TOTAL SALES       PSF
-----------------------------------------------------------------------------------------------------------------------------

 Sears                            303,000       20.5%              NAP           BBB/Baa2/BBB-     $44,598,570   $147.19
-----------------------------------------------------------------------------------------------------------------------------
 Marshall Field's(2)              206,000       13.9               NAP            BBB/Baa2/BBB      46,599,260    226.21
-----------------------------------------------------------------------------------------------------------------------------
 J.C. Penney                      204,000       13.8               NAP            BB+/Ba2/BB+       50,200,320    246.08
-----------------------------------------------------------------------------------------------------------------------------
 Lord & Taylor(2)                 122,000        8.3               NAP            BBB/Baa2/BBB      31,900,560    261.48
-----------------------------------------------------------------------------------------------------------------------------
 Marshall Field's Men & Home(3)   115,300        7.8            1/31/2006         BBB/Baa2/BBB      17,000,000    147.44
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL                            950,300       64.3%                                             $190,298,710   $200.25
-----------------------------------------------------------------------------------------------------------------------------

(1)  The Sears, Marshall Field's, J.C. Penney, and Lord & Taylor stores are not collateral for the mortgage loan. Those stores are subject to REAs that expire on 3/2/2026 but the operating covenants expire on 1/31/2006 in the case of Marshall Field's Men & Home, and on 3/2/2006 in the case of the remaining anchor tenants.

(2)  Credit ratings of parent company, May Department Stores, whether it guarantees the related lease or not.

(3)  Marshall Field's Men & Home leases the land from the Borrower pursuant to a ground lease expiring 3/2/2006 with four, five-year extension options.

                -----------------------------------------------
                     IN-LINE TENANTS SUMMARY INFORMATION(1)
                -----------------------------------------------
                    TTE 8/31/04 SALES         2003 OCC. COST
                          PSF                 AS % OF SALES
                -----------------------------------------------
                         $ 402                   15.5%
                -----------------------------------------------
                (1)  Does not include FYE (For Your Entertainment).

------------------------------------------------------------------------------------------------------------------------------------
                                                           MAJOR IN-LINE TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                               % OF TOTAL     NET                                                      OCCUPANCY
               TENANTS                  SF     MALL SF(2)  RENT PSF  LEASE EXPIRATION  RATINGS (S/M/F)(3)   SALES/SF     COST
------------------------------------------------------------------------------------------------------------------------------------

FYE (For Your Entertainment)          26,790      1.8%      $25.00      1/31/2009           - / - / -       $ 179.80     16.75%
------------------------------------------------------------------------------------------------------------------------------------
Express                               14,522      1.0        36.23      1/31/2014        BBB / Baa2 / -      571.12       9.61
------------------------------------------------------------------------------------------------------------------------------------
Steve & Barrys University Sportswear  13,641      0.9        24.50      1/31/2011           - / - / -        220.71      11.33
------------------------------------------------------------------------------------------------------------------------------------
Abercrombie & Fitch                   11,372      0.8        25.00      1/31/2015           - / - / -        425.66      11.34
------------------------------------------------------------------------------------------------------------------------------------
New York & Company                    10,642      0.7        34.00      1/31/2012           - / - / -        412.55      11.94
------------------------------------------------------------------------------------------------------------------------------------
Victoria's Secret                     10,107      0.7        35.00      1/31/2015          BBB/Baa2/ -        UAV         UAV
------------------------------------------------------------------------------------------------------------------------------------
Charlotte Russe                        9,277      0.6        28.00      1/31/2013           - / - / -        275.55      15.73
------------------------------------------------------------------------------------------------------------------------------------
The Gap                                9,147      0.6        35.00      1/31/2007          BB+/Ba1/BB+       392.06      13.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WA                             105,498      7.1%      $29.48                                          $ 330.16     13.27%
------------------------------------------------------------------------------------------------------------------------------------

(2)  Percentages are based on the total mall square footage of 1,478,375.

(3)  Credit Ratings are of the parent company, whether it guarantees the lease or not.

THE LAKESIDE MALL LOAN

THE LOAN. The Lakeside Mall Loan is secured by a first mortgage on the borrower's fee simple interest in 643,375 sq. ft. of a 1,478,375 sq. ft.
anchored regional mall located in the Detroit suburb of Sterling Heights approximately 22 miles north of the Detroit central business district. The property was previously unencumbered and the financing was provided as part of
General Growth Properties, Inc.'s ("GGP") acquisition of the Rouse Company. The five-year loan amortizes based on a 30-year schedule. Based on the appraised value of $305 million and sponsor's acquisition of the property in conjunction with their acquisition of the Rouse Company in November of 2004 (see below), the borrower has cash equity of $110 million in the property.

THE BORROWER. The borrower is Lakeside Mall Property LLC, a special-purpose, bankruptcy-remote entity sponsored by GGPLP LLC, an affiliate of GGP. GGP, headquartered in Chicago, Illinois and publicly traded on the New York Stock
Exchange (NYSE: GGP) a REIT primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional malls and community shopping centers in the United States. On November 12, 2004, GGP announced the completion of its acquisition of the Rouse Company for approximately $12.7 billion. The Rouse Company portfolio of shopping malls was considered to be a highly productive and well-positioned collection of properties in the mall industry with the last twelve month period ending June
30, 2004 sales psf of $448.00 (versus the mall REIT average of $370) and one of the highest percentage of Class "A" rated properties in its peer group. By combining the Rouse Company portfolio with its existing

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       32

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $96,974,425
                                                        TMA DSCR:    1.93x
                                  LAKESIDE MALL         TMA LTV:     63.59%
--------------------------------------------------------------------------------

portfolio, GGP is positioned to become the largest mall REIT in the United
States in terms of number of retail properties and square feet. GGP now has 200 retail properties encompassing over 200 million sq. ft. GGP is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY. The Lakeside Mall is a two-level, Class "A", 1,478,375 sq. ft.
super regional mall located in Sterling Heights, Michigan. The mall currently contains five anchor department stores including Sears, J.C. Penney, Marshall
Field's, Marshall Field's Men & Home, and Lord & Taylor. Except the Marshall
Field's Mens & Home pad, which is owned by the borrower and ground leased to the anchor pursuant to a lease expiring January 31, 2006 (with four, five-year extension options), the anchor pads are not owned by the borrower. Lakeside Mall features 479,418 square feet of in-line space including tenants such as Banana
Republic, Victoria's Secret, Guess, The Disney Store, Coach, Waldenbooks and
Lerner New York. The property was built in 1976 and was expanded in 1978 with the addition of the Lord & Taylor space, which in 2003 was expanded by 40,000
sq. ft. In 1999, the mall underwent a $10.3 million expansion to add a 29,000
sq. ft. food court, which seats over 700 people. The mall was last renovated in
2001.

SIGNIFICANT TENANTS. The property is 92.4% occupied as of the rent roll for
October, 2004. More than fifteen new stores opened in 2003 and in 2004, including: Foot Locker (July 2004), Underground Station (March 2004), Steve
Madden (August 2004), Torrid Plus Sizes (September 2004), and Forever 21
(December 2004). Overall, for the 440,383 occupied sq. ft. of in-line space, the average base rent for the mall is $40.44 psf as of October, 2004. As referenced above, average in-line sales for the trailing twelve month period ending August
31, 2004 were $402.00 psf.

     SEARS -- Sears, Roebuck and Co. (NYSE: S) operates more than 870 mall based stores in the United States and more than 790 independently owned stores.
     For 2003, sales were reported to be approximately $41.1 billion with a net income of $3.4 billion. Kmart Holding Corporation and Sears, Roebuck and
     Co. announced in November of 2004 a definitive merger agreement that will combine Sears and Kmart into a major new retail company named Sears
     Holdings Corporation. Sears Holdings will be the nation's third largest retailer, with approximately $55 billion in annual revenues, 2,350 full-line and off-mall stores, and 1,100 specialty retail stores.

     MARSHALL FIELD'S -- There are 62 Marshall Field's stores located throughout the Midwest. First-quarter revenue in 2004 increased approximately four percent to $614 million at Marshall Field's, and comparable-store sales were up 6.1 percent. This 206,000 sq. ft. upscale department stores features women's clothing, jewelry, cosmetics and a cafe. Marshall Field's is owned by May Department Stores (NYSE: MAY). May Department Stores owns
     Lord & Taylor and Marshall Field's along with more than 500 department stores under 12 names. May Department Stores reported net sales of $2.956 billion and net income of $101 million for the third quarter of 2004. In
     June 2004, May bought the Marshall Field's chain from Target for approximately $3.24 billion.

     J.C. PENNEY -- (NYSE: JCP) Reported the highest sales volume of $50.2 million in 2003 of all of the Lakeside Mall anchors and has one of the highest sales volumes of all J.C. Penney department stores in the United
     States. The 204,000 sq. ft. store offers family accessories and apparel.

     LORD & TAYLOR -- Lord & Taylor is owned by May Department Stores. The
     122,000 sq. ft. store offers women's accessories and shoes, men's apparel and other extensive departments. Sales in 2003 were reported at $261.48 psf. Founded in 1826, Lord & Taylor now operates approximately 84 stores in markets including New York, Chicago, Boston, Washington, D.C., Detroit,
     Houston, Atlanta, Dallas and Denver.

     MARSHALL FIELD'S MEN & HOME -- Originally a local department store known as
     Crowley's (bankrupt in 1999), the 115,300 sq. ft. store has been operated as a Marshall Field's Men & Home store since 1999. This store serves as a complement to the other Marshall Field's in the mall. Departments include home accessories, a full men's department and a wine shop. Marshall Field's
     Men & Home is owned by May Department Stores.

     FYE (FOR YOUR ENTERTAINMENT) -- FYE is owned by Trans World Entertainment
     Corporation (NASDAQ: TWMC). Trans World Entertainment Corporation is one of
     the largest specialty music and video retailers in the United States.
     Founded

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       33

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $96,974,425
                                                        TMA DSCR:    1.93x
                                  LAKESIDE MALL         TMA LTV:     63.59%
--------------------------------------------------------------------------------

     in 1972, FYE currently operates nearly 900 stores in 47 states, Washington,
     D.C., Puerto Rico and the U.S. Virgin Islands, and operates a retail
     Website at www.fye.com. Its stores are divided into two categories:
     mall-based and freestanding. Trans World Entertainment Corporation's national mall-based portfolio is now united under the brand name FYE, For
     Your Entertainment. Freestanding stores include Wherehouse Music, Coconuts
     Music & Movies, Strawberries, Spec's, CD World, Streetside Records and
     Planet Music.

THE MARKET. The Lakeside Mall is located in Macomb County within the Detroit
Metropolitan Statistical Area ("MSA") and benefits from good regional and local accessibility as well as the proliferation of peripheral draws. Major roadway proximity to the property provides convenient access to more regional destinations throughout the region, while the property's anchor stores provide the necessary drawing power. The ten-mile area surrounding the Lakeside Mall reported a population of 756,412 in 2003, which reflects positive growth of
0.78% per year since 2000. The five-mile area reported a population of 233,325 in 2003, which reflects positive growth of 1.46% per year since 2000. Lakeside
Mall enjoys an expanding customer base with a location in one of the fastest growing areas in the Detroit MSA. Major employers in the area include Ford Motor
Company (61,600 employees), General Motors (50,500 employees) and
Daimler-Chrysler (39,200 employees).

The average household income in the primary trade area is $74,726. The average household income in the Detroit MSA is $71,743 and $64,631 in Michigan. Within
the five-mile radius around the property, 26.6% of households have incomes over
$100,000. The Detroit region's median age of 36.2 years is on par with both the nation's top 100 largest metropolitan areas (Top 100) and the United States overall. The market is more affluent than the Top 100 and the United States overall, which can be attributed to Detroit's historically strong unionized employment base. Twenty two percent of the Detroit MSAs households have annual incomes of greater than $100,000, compared to 19.7% and 16.1% for the Top 100 and the United States, respectively. The six primary competitors to the property comprise approximately 6.9 million square feet of regional mall space. Primary competition consists of the Macomb Mall, Oakland Mall, Eastland Center, Great
Lakes Crossing, and the Village of Rochester Hills, all of which are located within 22 miles of the property. Of these competitors Oakland Mall is viewed as the most direct competition by virtue of its similar tenant mix and size. The chart below shows salient facts about Lakeside Mall and its primary competitors.

-------------------------------------------------------------------------------------------------------
                                 TYPICAL RANGE OF     2003 IN-LINE       INLINE       DISTANCE FROM
       PROPERTY                 IN-LINE RENT / SF       SALES/ SF      OCCUPANCY         SUBJECT
-------------------------------------------------------------------------------------------------------

Lakeside Mall                    $30.00 - $65.00           $402 (1)        92%              NA
-------------------------------------------------------------------------------------------------------
Macomb Mall                      $18.00 - $40.00           $355            96%      10 Miles Southeast
-------------------------------------------------------------------------------------------------------
Oakland Mall                     $20.00 - $50.00           $305            94%      13 Miles Southwest
-------------------------------------------------------------------------------------------------------
The Somerset Collection         $35.00 - $100.00           $615            98%      15 Miles Southwest
-------------------------------------------------------------------------------------------------------
Eastland Center                  $19.00 - $45.00           $302            64%      22 Miles Southeast
-------------------------------------------------------------------------------------------------------
Great Lakes Crossing             $20.00 - $60.00           $285            84%      21 Miles Northwest
-------------------------------------------------------------------------------------------------------
Village of Rochester Hills       $25.00 - $50.00           $400           100%      14 Miles Northwest
-------------------------------------------------------------------------------------------------------

(1)  In-Line sales for tenants less than 15,000 sf for the twelve month period ending August 31, 2004.

CASH MANAGEMENT. The loan has been structured with a hard lockbox.

PROPERTY MANAGEMENT. The property is self-managed by the borrower, an affiliate of GGP. GGP, the second largest regional mall REIT owns, develops, operates, and/or manages shopping malls in 44 states. As of March, 2004, GGP had ownership interest in and/or management responsibility for over 200 regional shopping malls totaling approximately 200 million square feet of retail space. GGP also has the distinction of being the largest third-party manager for owners of regional malls.

RESERVES. During a "Cash Management Period", as such term is defined in the loan documents, the following reserves will be collected: Ongoing monthly reserves for 1/12th of the annual taxes due and insurance premiums, tenant improvement/
leasing commissions of $43,917 (capped at $527,000) and capital expenditures of
$13,129 (capped at $157,542).

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       34

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $96,974,425
                                                        TMA DSCR:    1.93x
                                 LAKESIDE MALL          TMA LTV:     63.59%
--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Mezzanine debt is permitted, subject to receipt of no downgrade confirmation from the rating agencies and the satisfaction of other conditions specified in the loan documents, including, but not limited to, a combined DSCR of not less than 1.25x and a combined LTV of no greater than 75%.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       35

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $96,974,425
                                                        TMA DSCR:    1.93x
                                  LAKESIDE MALL         TMA LTV:     63.59%
--------------------------------------------------------------------------------

                           [LAKESIDE MALL MAP OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       36

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

                       THIS PAGE INTENTIONALLY LEFT BLANK

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       37

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET              BALANCE: $90,000,000
                                                            DSCR:    1.49x
             BANK OF AMERICA TOWER AT LAS OLAS CITY CENTRE  LTV:     72.87%
--------------------------------------------------------------------------------

        [BANK OF AMERICA TOWER AT LAS OLAS CITY CENTRE PICTURES OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       38

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET              BALANCE: $90,000,000
                                                            DSCR:    1.49x
             BANK OF AMERICA TOWER AT LAS OLAS CITY CENTRE  LTV:     72.87%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:               GACC

LOAN PURPOSE:              Acquisition

ORIGINAL BALANCE:          $90,000,000

CUT-OFF BALANCE:           $90,000,000

% BY INITIAL UPB:          5.29%

INTEREST RATE:             5.2850%

PAYMENT DATE:              1st of each month

FIRST PAYMENT DATE:        May 1, 2005

MATURITY DATE:             April 1, 2015

AMORTIZATION:              Interest Only

CALL PROTECTION:           Lockout for 24 months from securitization date, then
                           defeasance is permitted. On and after January 1,
                           2015, prepayment permitted without penalty.

SPONSOR:                   Shorenstein (90%) and Stiles Capital
                           Group (10%)

BORROWER:                  Las Olas Venture, LLC

ADDITIONAL FINANCING:      None

LOCKBOX:                   Hard

INITIAL RESERVES:          Tax:                 $776,585

                           Insurance:           $539,550

                           TI/LC Holdback:      $4,000,000(1)

                           Scheduled TI/LC:     $1,597,995(1)

MONTHLY RESERVES:          Tax:                 $155,317

                           Insurance:           $42,145
--------------------------------------------------------------------------------
(1)  See "Reserves" below.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE/SQ. FT.:              $220.01

BALLOON BALANCE/SQ. FT.:           $220.01

LTV:                               72.87%

BALLOON LTV:                       72.87%

DSCR:                              1.49x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

COLLATERAL:                     Fee simple

LOCATION:                       Fort Lauderdale, FL

YEAR BUILT/RENOVATED:           2002/2005

COLLATERAL SQ. FT.:             409,075 sq. ft.

PROPERTY MANAGEMENT:            Stiles Property Management
                                (a borrower affiliate)

OCCUPANCY (AS OF 1/26/05):      80.18% (Leased)

UNDERWRITTEN NET CASH FLOW:     $7,186,292

APPRAISED VALUE:                $123,500,000

APPRAISAL DATE:                 February 22, 2005
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                          MAJOR OFFICE TENANTS
----------------------------------------------------------------------------------------------------------
                                                                   WEIGHTED
                                                                   AVG RENT    LEASE
            TENANT                NRSF      % NRSF       % GPR       PSF(2)  EXPIRATION   RATINGS (S/M/F)
----------------------------------------------------------------------------------------------------------

 Bank of America Corp            81,461      19.91%      18.34%     $19.12   11/30/2012     AA-/Aa3/AA-
----------------------------------------------------------------------------------------------------------
 Greenberg Traurig, P.A.         41,646      10.18       10.30       21.01    1/31/2016          -
----------------------------------------------------------------------------------------------------------
 City Center Business Office     24,395       5.96        6.07       21.12    4/30/2013          -
----------------------------------------------------------------------------------------------------------
 SUBTOTAL/WA:                   147,502      36.06%      34.71%     $19.99
----------------------------------------------------------------------------------------------------------

(2)  The listed rents are shown on a triple net basis.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       39

                         $1,567,986,000 (APPROXIMATE)
                                 COMM 2005-LP5

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET              BALANCE: $90,000,000
                                                            DSCR:    1.49x
             BANK OF AMERICA TOWER AT LAS OLAS CITY CENTRE  LTV:     72.87%
--------------------------------------------------------------------------------

BANK OF AMERICA TOWER AT LAS OLAS CITY CENTRE LOAN

THE LOAN. The Bank of America Tower at Las Olas City Centre Loan is a 10-year interest only loan secured by a first priority mortgage on the borrower's fee simple interest in a 409,075 sq. ft. Class "A" office tower in Fort Lauderdale,
FL. The loan was used to finance Shorenstein Company's acquisition of a 90%
interest in the property from the Stiles Capital Group for $111 million, which equates to an implied value of the asset of $124 million (72% loan to acquisition). Based on the implied value of the asset, there is approximately
$34.175 million of equity (27.5%) in the property. Based on the $111 million, there is $21 million of hard equity (19.6%).

THE BORROWER. The borrower, Las Olas Venture, LLC, is a special-purpose, bankruptcy-remote entity sponsored by an affiliate of the SHORENSTEIN COMPANY
(SRI Six Las Olas LLC Company) and the STILES CORPORATION ("Stiles").

Shorenstein Company (90% interest in property) ("Shorenstein") is a private owner and operator of Class "A" office buildings in the United States, engaged in all aspects of office investment, development, financing, leasing, and management. Headquartered in San Francisco, Shorenstein owns and operates more than 20 million sq. ft. of Class "A" space, valued in excess of $4.5 billion, with a portfolio that includes renowned properties in the United States including the John Hancock Center, Prudential Plaza and 500 West Monroe in
Chicago, and 450 Lexington Avenue and 125 Park Avenue in New York. Since 1992,
Shorenstein has sponsored a series of closed-end real estate investment funds, which have invested in Class "A" office projects located throughout the United
States. Investors in these funds include foundations, college endowments, pension funds and high net-worth families. As the manager of these funds,
Shorenstein has delivered attractive risk-adjusted returns to investors by employing a disciplined value-added strategy. Shorenstein is a repeat sponsor of a Deutsche Bank borrower.

Established in 1951, Stiles (10% interest in property), a privately held company, has developed over 27 million sq. ft. of office, retail, multi-family residential, and industrial facilities primarily in South Florida. Headquartered in Fort Lauderdale, Stiles currently owns, manages and leases 5.8 million sq.
ft. of property in the South Florida area and is widely regarded as the preeminent owner/operator in the downtown Fort Lauderdale market. Stiles has earned a reputation of developing quality projects and has been a key participant in the creation of downtown Fort Lauderdale's urban core. The urban core consists of seven office buildings totalling 1.55 million sq. ft. and numerous new residential buildings, all clustered around the property. Over the past 15 years, Stiles has developed or redeveloped six of these office buildings totalling 1.35 million sq. ft. Stiles currently owns two lower-quality, non-competitive assets in the urban core totalling 190,000 sq. ft. and is developing a 163-unit condominium project immediately to the west of the property.

THE PROPERTY. The Bank of America Tower at Las Olas City Centre is a 409,075 sq.
ft., 22-story, Class "A" office building located in the downtown central business district of Fort Lauderdale. The property is widely regarded as the preeminent building in the market. The property has 15 floors of office space,
45,000 sq. ft. of street level retail and a 5-floor parking garage. The property is a prominent building located at the corner of East Las Olas Boulevard and SE
Fifth Avenue. Las Olas Boulevard, the preferred address in downtown Fort
Lauderdale, is a pedestrian-friendly boulevard lined with palm trees, restaurants and boutique retailers. The property has efficient floorplates
(24,395 sq. ft.), 9-foot finished ceiling heights, high-quality finishes and amenities, including a high parking ratio (approximately 3.0 spaces per 1,000 square feet), a secure "Executive Parking" area with private elevator access to tenant floors, a community conference room, and a state-of-the-art elevator cueing system. On-site retail amenities include a Ben & Jerry's, La Salsa restaurant, Subway, Offerdahl's Cafe Grill, UPS Store, a bank, a high-end jeweler, a hair salon and a dry cleaner. The property is located within walking distance of the Federal and County Courthouses, the Riverwalk along the New
River, the Broward Center for Performing Arts and numerous other nearby amenities, including over 50 restaurants and 100 specialty retail stores along
Las Olas Boulevard. The property is the tallest office building in the market and, accordingly, tenants enjoy panoramic views of the Atlantic Ocean, the New
River and downtown Fort Lauderdale.

The building's main entry canopy was constructed with mirror-finish structural steel working as an effective transition to the interior. A grand, two-story entryway leads into a lobby of granite and fine woodwork. The ground floor is comprised of a

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       40

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET              BALANCE: $90,000,000
                                                            DSCR:    1.49x
             BANK OF AMERICA TOWER AT LAS OLAS CITY CENTRE  LTV:     72.87%
--------------------------------------------------------------------------------

spacious lobby with artwork and high-end finishes, community/conference center room, restaurants and retail shops. This is the only building in the southeastern United States to install the technologically advanced Miconic
Elevators. These "smart" elevators help tenants avoid wait times by assigning the elevator cab after tenant punches the floor destination, eliminating overcrowding. Above the lobby are 15 floors of office space with stunning views of downtown Fort Lauderdale and the Atlantic Ocean. Atop the property is a great pyramid-shaped roof structure that compliments the Fort Lauderdale skyline with its geometric complexity. Each face of the pyramid is formed by horizontal rows of panels that create a tiered effect upon the structure. The property has won numerous awards for its construction quality and overall vision, including: Best
Overall Craftsmanship award -- "best in show" honors from the Construction
Association of South Florida's annual Craftsmanship Awards, South Florida
Business Journal presented the centre with the Best Mixed Use Building award at its annual real estate awards event, Best Private Building in Florida 2002 Award from Southeast Construction Magazine, and Best New Construction Award --
Commercial High Rise Category from the City of Fort Lauderdale Community
Appearance Awards.

SIGNIFICANT TENANTS. Recently completed in December of 2002, the property is undergoing its initial lease-up and is currently 80.18% leased.

     BANK OF AMERICA CORPORATION (81,461 sq. ft.; 19.91% of NRA; 18.34% of GPR;
     Ratings AA--/Aa3/AA-- (S/M/F); NYSE: BAC) is one of the world's largest financial institutions, serving individual consumers, small and middle market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk-management products and services. The property is considered the Broward County headquarters for Bank of America. Bank of America Corporation ("BOA")
     operates through its banking and non-banking subsidiaries as a provider of financial services and products throughout the United States and in selected international markets. BOA recently expanded its presence in the northeast by purchasing northeastern banking behemoth FleetBoston in 2004 for almost $50 billion. Already the third-largest bank in the United States by assets (behind Citigroup and JPMorgan Chase and ahead of hometown competitor Wachovia), BOA also boasts the country's most extensive branch network, with more than 5,700 locations covering some two dozen states and
     Washington D.C. The FleetBoston deal should help expand its reach in other parts of the world as well, particularly Latin America. For the full year
     2004, BOA's net income increased 31% to $14.1 billion, or $3.69 per share
     (diluted) from $10.8 billion, or $3.57 per share in 2003.

     GREENBERG TRAURIG, P.A. (41,646 sq. ft.; 10.18% of NRA; 10.30% of GPR) is
     an international, full-service law firm with approximately 1,300 attorneys and governmental professionals in 27 offices in the United States and
     Europe and, through an alliance with Studio Santa Maria, providing services in Milan and Rome, Italy. Greenberg Traurig, P.A. ("Greenberg") opened its
     Fort Lauderdale location in August 1985 with three attorneys. Today,
     Greenberg has nearly 40 attorneys at the property. The location is full service, focusing on Greenberg's core practice areas, including corporate and securities, international, international trade, labor and employment, environmental and land use, litigation, real estate, reorganization, bankruptcy and restructuring, and tax, trusts and estates.

THE MARKET. The property is located in Fort Lauderdale, Broward County, Florida, which is located at the center of the South Florida market and in the Fort
Lauderdale CBD sub-market. Fort Lauderdale is roughly midway between Miami to the south and West Palm Beach to the north. According to a CB Richard Ellis
("CBRE") fourth quarter 2004 report on the Broward County Office Market, there is 24.2 million sq. ft. of rentable office space with an average rental rate of
$15.12 psf and a 13.8% overall vacancy. More particularly, CBRE's fourth quarter
2004 report on the Fort Lauderdale CBD Office Market stated there are 4,644,671
sq. ft. of rentable office space (37 buildings) with an average rental rate of
$27.43 psf ($28.76 psf of Class "A" space) and a 17.5% overall vacancy. In addition, according to a 2005 Marcus and Millichap research report for Fort
Lauderdale, the Fort Lauderdale 2005 NOI Rank is number one. The report cites forecasts for dynamic improvement in vacancy and the highest job growth in their coverage universe. More than 33,600 positions are projected to be added to local payrolls, a 4.5% increase.

The immediate neighborhood of the property is the area lying east of Andrews
Avenue, south of Broward Boulevard, west of US1/Federal Highway, and north of the New River. This neighborhood is considered to be the central business district for the downtown area of Fort Lauderdale. Access to I-95 and other major South Florida arterial highways is provided via Broward Boulevard, located three blocks north.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       41

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET              BALANCE: $90,000,000
                                                            DSCR:    1.49x
             BANK OF AMERICA TOWER AT LAS OLAS CITY CENTRE  LTV:     72.87%
--------------------------------------------------------------------------------

CASH MANAGEMENT. The loan has been structured with a hard lockbox.

PROPERTY MANAGEMENT. The property is managed by Stiles Property Management, an affiliate of the borrower.

RESERVES. At closing, $4,000,000 was deposited into a future tenant improvement and leasing commissions reserve (the "Future TI/LC Reserve") to be available for tenant improvements or leasing costs associated with future leases during the loan term. If the property for a twelve-month period (i) achieves an average occupancy of 93.0% and (ii) has average net rents exceeding $20.00 psf, any remaining amounts in the Future TI/LC Reserve will be released to the borrower.
In addition, the borrower deposited $1,597,995 for scheduled tenant improvements and/or leasing costs, representing the borrowers unfunded tenant improvement and leasing commission obligations for recently executed leases.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       42

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                         COLLATERAL TERM SHEET              BALANCE: $90,000,000
                                                            DSCR:    1.49x
             BANK OF AMERICA TOWER AT LAS OLAS CITY CENTRE  LTV:     72.87%
--------------------------------------------------------------------------------

           [BANK OF AMERICA TOWER AT LAS OLAS CITY CENTRE MAP OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       43

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $55,000,000
                                                           DSCR:    1.73x
                             CONTINENTAL PARK PLAZA        LTV:     58.51%
--------------------------------------------------------------------------------

                    [CONTINENTAL PARK PLAZA PICTURES OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       44

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $55,000,000
                                                           DSCR:    1.73x
                             CONTINENTAL PARK PLAZA        LTV:     58.51%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:               GACC

LOAN PURPOSE:              Refinance

ORIGINAL BALANCE:          $55,000,000

CUT-OFF BALANCE:           $55,000,000

% BY INITIAL UPB:          3.23%

INTEREST RATE:             5.3000%

PAYMENT DATE:              1st of each month

FIRST PAYMENT DATE:        May 1, 2005

MATURITY DATE:             April 1, 2015

AMORTIZATION:              Interest only for 48 months and 30-year amortization
                           thereafter.

CALL PROTECTION:           Lockout for 24 months from securitization date, then
                           defeasance is permitted. On and after January 1,
                           2015, prepayment permitted without penalty.

SPONSOR:                   Continental Development Corporation

BORROWER:                  The Plaza CP LLC

ADDITIONAL FINANCING:      None

LOCKBOX:                   Soft

INITIAL RESERVES:          Tax:                  $63,500

                           TI/LC:                $6,854,000(1)

                           Engineering:          $486,000

                           Unocal Free Rent
                           Reserve:              $2,660,000(1)

MONTHLY RESERVES:          Tax:                  $63,500

                           Replacement:          $7,945
--------------------------------------------------------------------------------
(1)  See "Reserves" below.

(2)  DSCR is calculated based on 30-year amortization.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE/SQ. FT.:           $115.34

BALLOON BALANCE/SQ. FT.:        $104.86

LTV:                            58.51%

BALLOON LTV:                    53.19%

DSCR:(2)                        1.73x

SHADOW RATING (S/M):            BBB- / --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

COLLATERAL:                   Fee simple

LOCATION:                     El Segundo, CA

YEAR BUILT/RENOVATED:         1983/1994

COLLATERAL SQ. FT.:           476,852 sq. ft.

PROPERTY MANAGEMENT:          Continental Development Corporation
                              (a borrower affiliate)

OCCUPANCY (AS OF 3/2/05):     87.80%

UNDERWRITTEN NET CASH
  FLOW:                       $6,326,005

APPRAISED VALUE:              $94,000,000

APPRAISAL DATE:               January 23, 2005
--------------------------------------------------------------------------------

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       45

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $55,000,000
                                                           DSCR:    1.73x
                             CONTINENTAL PARK PLAZA        LTV:     58.51%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                               MAJOR OFFICE TENANTS
-------------------------------------------------------------------------------------------------------------------
                                                                 WEIGHTED AVG         LEASE
       TENANT               NRSF      % NRSF        % GPR         RENT PSF         EXPIRATION     RATINGS (S/M/F)
-------------------------------------------------------------------------------------------------------------------

 ACCENTURE LTD.             88,222    18.50%        16.40%         $20.88           9/30/2005        - / - / -
-------------------------------------------------------------------------------------------------------------------
 UNION OIL COMPANY          87,205    18.29         20.44           26.33          12/31/2010     BBB+/Baa2/ BBB+
-------------------------------------------------------------------------------------------------------------------
 THE VENDARE GROUP(1)       67,150    14.08         10.82           18.09           6/30/2012        - / - / -
-------------------------------------------------------------------------------------------------------------------
 SUB TOTAL/WA:             242,577    50.87%        47.66%         $22.07
-------------------------------------------------------------------------------------------------------------------

(1)  The Vendare Group is required to commence paying rent in July, 2005.

CONTINENTAL PARK PLAZA LOAN

THE LOAN. The Continental Park Plaza Loan is a 10-year fixed rate loan secured by a first priority mortgage on the borrower's fee simple interest in a 476,852
sq. ft. Class "A" office building located in El Segundo, Los Angeles County,
California. The loan is structured with interest only payments for the first four years of the loan and amortizes on a 30-year schedule thereafter. Based on the appraised value of $94 million, the borrower has implied equity of $39 million (41.4%) in the property.

THE BORROWER. The borrower is The Plaza CP LLC, a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The borrower is controlled by CONTINENTAL DEVELOPMENT CORPORATION
("CDC") and CHARLES LUNDQUIST. CDC has over 40 years of real estate development, ownership and management experience. CDC developed and manages approximately 3.5 million sq. ft. of premium office, research and development, commercial, retail, restaurant and entertainment properties located in California's suburban and urban centers. CDC has a business record of successful real estate projects, and has won numerous civic, environmental and industry awards. As of July 31, 2004,
CDC and its subsidiaries and partnerships had total stockholder's equity of $172 million including liquidity of $9.7 million. Richard Lundquist is the president and 100% shareholder of CDC and Charles Lundquist is its Chairman.

THE PROPERTY. The property consists of three attached six story multi-tenant
Class "A" office buildings containing approximately 476,852 sq. ft. The property's 6.33-acre parcel is also improved with an eight level parking structure containing approximately 1,650 spaces, a parking ratio of 3.46 spaces per 1,000 sq. ft. of NRA. The property is located within the Continental Park
Business Park (the "Park") which encompasses 2.5 million sq. ft. of office, R&D, and other commercial space in more than 25 buildings. This multi-phased, master-planned community is characterized by low and mid-rise developments on 86 acres. Integrated into the Park are a variety of tenant amenities including financial institutions, restaurants, sports facilities, cinemas, hotels and specialty stores. CDC developed all of the buildings within the Park. The property was developed in 1983 for single tenant occupancy by Mattel, Inc., however, between 1994 and 1996, CDC reconfigured and renovated the property for multi-tenant use, investing approximately $25 million in tenant improvements, building improvements, and leasing commissions. The property includes offices on each floor, a credit union, a deli, and two restaurants on the ground floor, conference rooms, kitchens, and utility rooms. The entire third and fourth floors of the three buildings are each occupied by a single tenant. The property also includes 33,624 sq. ft. of basement space used for storage (21,018 sq. ft.)
and for R&D space (12,606 sq. ft.). Two of the ground floor tenants are restaurants: McCormick & Schmick's, a national seafood restaurant (9,032 sq.
ft.) and The Daily Grill (7,165 sq. ft.).

SIGNIFICANT TENANTS. As of the March 2, 2005 rent roll, the property was 87.80%
occupied.

     ACCENTURE LTD. -- (88,222 sq. ft.; 18.50% of NRA; 16.40% of GPR; lease expiration September 2005; NYSE: ACN) is a global management consulting, technology services and outsourcing company with net revenues of $13.7 billion for the fiscal year ended August 31, 2004. Founded in 1989,
     Accenture Ltd. ("Accenture") has more than 100,000 employees in 48 countries. Accenture helps clients identify and enter new markets, increase revenues in existing markets, improve operational performance and deliver their products and services more effectively and efficiently. Accenture's business is structured around five operating groups, which, together, are comprised of 18 industry groups serving clients in every major industry.
     Its operating groups are Communications and High Tech, Financial Services,
     Government, Products, and Resources.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       46

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $55,000,000
                                                           DSCR:    1.73x
                             CONTINENTAL PARK PLAZA        LTV:     58.51%
--------------------------------------------------------------------------------

     UNION OIL COMPANY OF CALIFORNIA -- (87,205 sq. ft.; 18.29% of NRA; 20.44%
     of GPR; NYSE: UCL) ("Unocal") is a subsidiary of Union Oil Corporation
     ("Union Oil"). Union Oil is an independent oil and gas exploration and production company with principal operations in North America and Asia.
     Union Oil is rated BBB+ by S&P, Baa2 by Moody's and BBB+ by Fitch. For the
     year ended December 31, 2004, Union Oil's revenues rose 26% to $8.2 billion. Net income from continuing operations and before accounting changes rose 69% to $1.15 billion. Unocal's space represents the world headquarters facility for Union Oil.

     THE VENDARE GROUP -- (67,150 sq. ft.; 14.08% of NRA; 10.82% of GPR) is an
     online direct marketing and database management company. Its holdings include syndicate media, e-mail marketing, search services, and Web publishing operations such as Jackpot.com, Uproar.com, TrafficMarketplace, and New.net. The company was founded in 1999 and is majority-owned by idealab.

--------------------------------------------------------------------------------
   NOTABLE TENANTS AT OTHER BUILDINGS IN THE CONTINENTAL PARK BUSINESS PARK(1)
--------------------------------------------------------------------------------
APPLE ONE                                         MEDTRONIC, INC.
BUCHANAN STREET ADVISORS                          MERRILL LYNCH
CHAPMAN UNIVERSITY                                NORTEL NETWORKS USA
CITY NATIONAL BANK                                NORTHROP GRUMMAN
COMERICA -- SOUTHERN CALIFORNIA HEADQUARTERS      PACIFIC BELL
COMMERCIAL CAPITAL BANK                           PEERLESS SYSTEM CORPORATION
COUNTRYWIDE HOME LOANS                            THE PEACE CORPS
DELOITTE & TOUCHE                                 THE PRUDENTIAL INSURANCE CORP.
GMAC MORTGAGE CORPORATION                         RAYTHEON COMPANY
HEINEKEN USA                                      SMITH BARNEY
KINECTA FEDERAL CREDIT UNION                      WASHINGTON MUTUAL BANK
LOS ANGELES TIMES                                 WELLS FARGO BANK
--------------------------------------------------------------------------------
(1)  Not part of the collateral for the loan, except for Nortel Networks USA,
     Raytheon Company, and Peerless Systems Corporation.

THE MARKET. The property is located within the South Bay office market of Los
Angeles County. The South Bay has evolved from an industrial market to an office market due to the expansion of the aerospace and defense industries, Pacific Rim corporations and other service-oriented companies. According to Cushman &
Wakefield, as of the third quarter 2004, the South Bay market contained 31 million sq. ft. of office space with a 18.1% direct vacancy rate. Including available sublease space, the overall vacancy rate of the South Bay market was
19.6%. Within the South Bay market, the direct vacancy rate for Class "A" office space such as the property was 15.6% (19% including available sub-lease space), and the average Class "A" office rental rate was $23.40 psf (full service/gross).

The property is located within South Bay's LAX/El Segundo/Manhattan Beach sub-market. This market, referred to as the "El Segundo" sub-market, is considered perhaps the most desirable sub-market within the South Bay area due to its newer office buildings and commercial amenities, as well as its coastal location near desirable residential neighborhoods. As described above, the property is located within Continental Park, an 86-acre business community which offers tenants an abundance of very attractive amenities including nearby hotels, restaurants, sports facilities, retail shops, financial institutions, and a variety of business service providers. In addition, Los Angeles
International Airport is located approximately 4.5 miles from the property. As of the year end 2004, the direct office vacancy rate in the El Segundo sub-market for Class "A" space was 16.4%. The overall average vacancy rate for all office space in the El Segundo market was 23.7%. As of the year end 2004, the average full service gross Class "A" rental rate was $24.72 psf. In a recent appraisal, Cushman & Wakefield identified eight competitive office buildings that had an overall vacancy rate of 9.8% including sublease space (8.6% direct vacancy rate).

CASH MANAGEMENT. The loan has been structured with a soft lockbox. A cash flow sweep will be instituted upon the occurrence of an event of default under the loan documents.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       47

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $55,000,000
                                                           DSCR:    1.73x
                             CONTINENTAL PARK PLAZA        LTV:     58.51%
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. Continental Park Plaza is managed by the sponsor, CDC, who has over 40 years of real estate development, ownership and management experience. CDC developed and manages 3.5 million sq. ft. of premium office, research and development, commercial, retail, restaurant and entertainment properties in California's suburban and urban centers.

RESERVES. At closing, the borrower deposited $6,854,000 into the rollover reserve ("Rollover Reserve") account. Ongoing deposits into the Rollover Reserve are not required until the balance of the Rollover Reserve is less than
$3,000,000 at which time ongoing collections will be required at a rate of
$39,725 per month (approximately $1.00 psf per year or $476,700 annually).
Beginning on January 1, 2009, the borrower may request that lender transfer any funds in the Rollover Reserve in excess of $3,000,000 to the replacement reserve, provided that lender, determines that the funds remaining in the
Rollover Reserve are sufficient to mitigate the anticipated future tenant rollover at the property during the remainder of the loan term. Including the
$1.71 million which will be transferred from the Unocal Reserve (as defined below) account into the Rollover Reserve account on October 1, 2005, the total balance in the Rollover Reserve is projected to be $8,564,000.

At closing, the borrower made an initial deposit of $2,660,000 into the Unocal
Reserve account. The Unocal Reserve provides NOI support for Unocal's free rent period which runs from January 1, 2005 to February 28, 2006. On October 1, 2005,
$1,710,000 of the $2,660,000 will be transferred from the Unocal Reserve to the
Rollover Reserve. In addition, beginning on October 1, 2005, and continuing until February 1, 2006, $950,000 of the Unocal Reserve funds will be released to the borrower in monthly increments of $190,000.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       48

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $55,000,000
                                                           DSCR:    1.73x
                             CONTINENTAL PARK PLAZA        LTV:     58.51%
--------------------------------------------------------------------------------

                      [CONTINENTAL PARK PLAZA MAP OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       49

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $55,000,000
                                                           DSCR:    1.73x
                             CONTINENTAL PARK PLAZA        LTV:     58.51%
--------------------------------------------------------------------------------

                      [CONTINENTAL PARK PLAZA MAP OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       50

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

                       THIS PAGE INTENTIONALLY LEFT BLANK

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       51

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $50,449,121
                                                            DSCR:    1.46x
                                  BURNHAM CENTER            LTV:     76.44%
--------------------------------------------------------------------------------

                        [BURNHAM CENTER PICTURES OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       52

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $50,449,121
                                                            DSCR:    1.46x
                                  BURNHAM CENTER            LTV:     76.44%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:               LaSalle Bank National Association

LOAN PURPOSE:              Acquisition

ORIGINAL BALANCE:          $50,500,000

CUT-OFF BALANCE:           $50,449,121

% BY INITIAL UPB:          2.96%

INTEREST RATE:             5.2240%(1)

PAYMENT DATE:              1st of each month

FIRST PAYMENT DATE:        April 1, 2005

MATURITY DATE:             March 1, 2035

ANTICIPATED REPAYMENT
  DATE:                    March 1, 2010

AMORTIZATION:              Amortization on a 30-year schedule

CALL PROTECTION:           Lockout for 24 months from securitization closing
                           date, then defeasance is permitted. On or after
                           January 1, 2010 prepayment permitted without penalty.

SPONSOR:                   John W. Boyd

BORROWER:                  TIC Burnham Center, LLC

ADDITIONAL FINANCING:      None

LOCKBOX:                   Hard

INITIAL RESERVES:          Unfunded TI/LC:      $2,360,776

                           Tax:                 $250,883

                           Insurance:           $79,927

                           TI/LC:               $3,743,489

MONTHLY RESERVES:          Tax:                 $250,883

                           Insurance:           $15,985

                           TI/LC:(2)            $43,695

                           Replacement:         $87,124
--------------------------------------------------------------------------------
(1)  Increases to 7.2240% after the anticipated repayment date.

(2)  Borrower is not required to make ongoing TI/LC deposits of $43,695, on any payment date, if on such payment date the balance in the TI/LC reserve account equals or exceeds $2,000,000 and no event of default then exists under the loan.

(3)  Calculated to the anticipated repayment date.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE/SQ. FT.:               $87.01

BALLOON BALANCE/SQ. FT.:(3)         $80.60

LTV:                                76.44%

BALLOON LTV:(3)                     70.81%

DSCR:                               1.46x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

COLLATERAL:                   Fee simple

LOCATION:                     Chicago, IL

YEAR BUILT/RENOVATED:         1914/2004

COLLATERAL SQ. FT.:           579,778 sq. ft.

PROPERTY MANAGEMENT:          TIC Properties Management, LLC
                              (a borrower affiliate)

OCCUPANCY (AS OF 12/16/04):   82.62%

UNDERWRITTEN NET CASH FLOW:   $4,860,038

APPRAISED VALUE:              $66,000,000

APPRAISAL DATE:               December 1, 2004
--------------------------------------------------------------------------------

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       53

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $50,449,121
                                                            DSCR:    1.46x
                                  BURNHAM CENTER            LTV:     76.44%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
         SIGNIFICANT TENANTS                 NRSF      % OF TOTAL NRSF     RENT PSF     LEASE EXPIRATION     RATINGS (S/M/F)
--------------------------------------------------------------------------------------------------------------------------------

 The County of Cook                         86,252      14.9%               $23.66        6/30/2009(1)        (AAA/Aa2/AA)
 O'Donnell Wicklund Pigozzi and Peterson
  Architects Incorporated                   78,748      13.6                 21.38        9/30/2015(2)         (NA/NA/NA)
 Cole Taylor Bank                           40,662       7.0                 27.44       12/31/2007            (NA/NA/NA)
--------------------------------------------------------------------------------------------------------------------------------
 SUBTOTAL/WA                               205,662      35.5%               $23.53
--------------------------------------------------------------------------------------------------------------------------------

(1)  21,532 NRSF expires in December 2005, and the tenant may terminate the lease for this space effective September 30, 2005 by providing at least 30 days prior notice. Upon notice, the tenant may terminate the remaining
     64,720 NRSF upon certain reductions in the tenant's appropriations or if the tenant relocates to another government building and in each case the tenant will be required to pay certain related costs of the borrower.

(2)  7,030 NRSF expires in December 2006. The tenant has a one time option to terminate the entire lease as of September 30, 2012 by providing at least one year prior notice of such election, paying a termination fee equal to six months rent and paying certain related costs of the borrower.

THE BURNHAM CENTER

THE LOAN. The Burnham Center Loan is a loan secured by a first mortgage on an approximately 579,778 sq. ft. office building located in the central business district ("CBD") of Chicago, Illinois. The property was acquired by the borrower for $71,910,000 resulting in a loan to cost ratio of 70.2% and cash equity of approximately $21.4 million (29.8%).

THE BORROWER. The borrower, TIC Burnham Center, LLC is structured as a single-purpose entity, with an independent director, for which a non-consolidation opinion was obtained at origination. The sponsor of the borrower, John W. Boyd founded TIC Properties, LLC in 2001 which specializes in acquiring institutional-grade commercial real estate assets across the United
States. Headquartered in Greenville, South Carolina, TIC Properties, LLC assists investors seeking suitable replacement property options when executing 1031 tax deferred exchanges. TIC Properties, LLC has successfully syndicated approximately $80,000,000 in real estate transactions in 2004 and anticipates closing over $250,000,000 in 2005. Currently, TIC Properties Management, LLC
manages over 1.1 billion sq. ft. of commercial real estate located in ten states across the country.

THE PROPERTY. The property is a 22 story, multi-tenant, Class B office building located in Chicago's CBD. The property contains approximately 579,778 square feet of rentable space and is approximately 83% leased to 110 tenants. Named for the famous Chicago architect, Daniel H. Burnham, who designed and built the property in 1914, the property is a high-rise office building that is listed on the National Register of Historic Places.

SIGNIFICANT TENANTS.

     THE COUNTY OF COOK is the property's largest tenant, leasing approximately
     86,252 sq. ft. (14.9% of total NRSF) of office space. Cook County has a population of over five million and 140 municipalities including the City of Chicago. In 2004, the fiscal year budget for Cook County was in excess of $2.9 billion. Cook County leases space at the property for the following: The Clerk of the Circuit Court, Child Support Division, the
     State's Attorney, Child Support Division, and Marriage and Family
     Counseling.

     O'DONNELL WICKLUND PIGOZZI AND PETERSON ARCHITECTS INCORPORATED ("OWP&P"),
     the property's second largest tenant, is ranked as one of the largest
     Chicago-based firms by Crain's Chicago Business and as one of the top 20 healthcare architects by Modern Healthcare. This award winning firm is headquartered at the property and leases approximately 78,748 sq. ft.
     (13.6% of NRSF). OWP&P's practice includes the design of education, corporate, healthcare, life care, and law enforcement facilities. The OWP&P staff of 250 includes 100 registered architects, 40 interior designers, and a fully staffed consulting department. OWP&P recently renewed and extended its lease beyond the previous expiration of August 2007 to September 2015.

     COLE TAYLOR BANK is the property's third largest tenant, leasing approximately 40,662 sq. ft. (7.0% of NRSF). Founded in 1929, Cole Taylor
     Bank is a family-managed full service bank. It has ten bank center locations and assets of nearly $2.6 billion.

THE MARKET. The property is located at 111 West Washington Street, on the northeast corner of the block that is bounded by LaSalle Street to the west,
Washington Street to the north, Clark Street to the east, and Madison Street to the south. The

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       54

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $50,449,121
                                                            DSCR:    1.46x
                                  BURNHAM CENTER            LTV:     76.44%
--------------------------------------------------------------------------------

property is easily visible from Clark Street, LaSalle Street and Daley Plaza and it has vehicular access via Washington Street, Clark Street, LaSalle Street and
a rear alleyway known as Calhoun Place.

The property is located in an area known as the "Loop" which is within the city's largest office market and its governmental and financial center. Major tenants in the area include corporate offices, law firms, accounting firms, banking and financial entities, and government offices. Moreover several older office buildings are in the process of converting to apartments and condominiums. The property benefits from its immediate proximity to Chicago's
City Hall and the Cook County Building (adjacent), the Richard J. Daley Center
(county and state courthouse across the street), The James R. Thompson Center
(one block north), and the Dirksen, Kluczynski, and Metcalfe Federal Buildings
(three blocks southeast). Additionally, the property is situated within easy walking distance to the LaSalle Financial District, the State Street Retail
Corridor, the Theatre District, the major commuter train hubs, and numerous access points to the city's elevated, subway, and bus system routes.

According to the appraiser, CB Richard Ellis, the submarket contains 48,765,583
sq. ft. of total inventory, of which 14.5% is currently vacant. Reis defines this submarket as having approximately 31 million sq. ft. of inventory that is presently 20% vacant. The Reis submarket analysis includes several large, newly constructed buildings that are not competitive with the property (131 South
Dearborn which is 73% leased and One South Dearborn which is 70% pre-leased).
Excluding these and other non-competitive properties from the Reis submarket analysis reduces the submarket vacancy to approximately 17%.

The appraiser identified four comparable properties all located within a one to two block radius of the property. The comparable properties exhibit a rental range of $21.50 to $30.00 psf for office space with an average of $25.88 psf.
The property exhibits an average rental rate of $24.93 psf which is below average for the comparable properties. Each of these properties have lease structures and terms similar to the property (gross leases with tenants responsible for increases over base year operations).

CASH MANAGEMENT. The loan has been structured with a hard lockbox.

PROPERTY MANAGEMENT. The property is managed by TIC Property Management, LLC, a property management firm related to the sponsor who sub-contracts the day-to-day operations of the property to CB Richard Ellis.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       55

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $50,449,121
                                                            DSCR:    1.46x
                                  BURNHAM CENTER            LTV:     76.44%
--------------------------------------------------------------------------------

                          [BURNHAM CENTER MAP OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       56

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

                       THIS PAGE INTENTIONALLY LEFT BLANK

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       57

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $50,000,000
                                                        TMA DSCR:    2.27x
                                LOEWS MIAMI BEACH       TMA LTV:     58.82%
--------------------------------------------------------------------------------

                      [LOEWS MIAMI BEACH PICTURES OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       58

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $50,000,000
                                                        TMA DSCR:    2.27x
                                LOEWS MIAMI BEACH       TMA LTV:     58.82%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:               GACC

LOAN PURPOSE:              Refinance

ORIGINAL TMA BALANCE:      $50,000,000(1)

CUT-OFF TMA BALANCE:       $50,000,000

% BY INITIAL UPB:          2.94%

INTEREST RATE:             4.7660%

PAYMENT DATE:              1st of each month

FIRST PAYMENT DATE:        May 1, 2005

MATURITY DATE:             April 1, 2015

AMORTIZATION:              Amortization on a 30-year schedule

CALL PROTECTION:           Lockout until the earlier of (i) 24 months from the
                           last securitization of the pari passu notes and (ii)
                           April 1, 2008, then defeasance is permitted. On and
                           after January 1, 2015, prepayment permitted without
                           penalty.

SPONSOR:                   Loews Hotels Holding Corporation

BORROWER:                  MB Redevelopment, Inc.

PARI PASSU DEBT:           $100,000,000(1)

ADDITIONAL FINANCING:      None

LOCKBOX:                   None(2)

INITIAL RESERVES:          None

MONTHLY RESERVES:          None(3)
--------------------------------------------------------------------------------
(1)  The trust mortgage asset ("TMA") amount of $50,000,000 represents the A-1 note from a $150,000,000 first mortgage loan evidenced by pari passu A-1,
     A-2 and A-3 notes. The A-2 and A-3 notes are not included in the trust.

(2)  Springing hard lockbox upon: (i) an event of default, as such term is defined in the loan documents or (ii) DSCR below 1.35x for two consecutive calendar quarters ("Lockbox Event").

(3)  Subsequent to a Lockbox Event, monthly reserves will be collected for: (i)
     taxes and insurance, (ii) debt service, (iii) FF&E, (iv) garage easement agreement and (v) management fee.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
LOAN BALANCE/KEY:                $189,873

BALLOON BALANCE/KEY:             $154,898

LTV:                             58.82%

BALLOON LTV:                     47.99%

DSCR:                            2.27x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Full Service Resort Hotel

COLLATERAL:                    Fee simple

LOCATION:                      Miami Beach, FL

YEAR BUILT/RENOVATED:          1998 / NAP

NO. OF KEYS:                   790

PROPERTY MANAGEMENT:           Loews Miami Beach Hotel Operating Company, Inc.
                               (a borrower affiliate)

OCCUPANCY (AS OF 2/28/2005):   80.76%

UNDERWRITTEN NET CASH FLOW:    $21,333,239

APPRAISED VALUE:               $255,000,000

APPRAISAL DATE:                March 1, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SIGNIFICANT FIGURES
--------------------------------------------------------------------------------
LOEWS MIAMI BEACH      2002          2003          2004        T-12(1)
--------------------------------------------------------------------------------
 Occupancy            72.04%        81.46%        80.15%        80.76%
--------------------------------------------------------------------------------
 ADR                $202.92       $206.14       $223.25       $226.75
--------------------------------------------------------------------------------
 Rev Par            $146.18       $167.92       $178.92       $183.12
--------------------------------------------------------------------------------
(1)  Trailing 12 months numbers through February 28, 2005.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       59

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $50,000,000
                                                        TMA DSCR:    2.27x
                                LOEWS MIAMI BEACH       TMA LTV:     58.82%
--------------------------------------------------------------------------------

THE LOEWS MIAMI BEACH LOAN

THE LOAN. The Loews Miami Beach Loan is secured by a first mortgage on the borrower's fee simple interest in a 790-key full service resort hotel located in
Miami Beach, Florida. The loan is for a term of 10-years and amortizes based on a 30-year schedule. The $50 million A-1 Note is the first note of a $150 million whole first mortgage loan (evidenced by pari passu A-1, A-2 and A-3 notes).
Based on the appraised value of $255 million, the borrower has implied equity of
$105 million in the property.

THE BORROWER. The borrower is MB Redevelopment, Inc., a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The loan is sponsored by LOEWS HOTELS HOLDING CORPORATION ("Loews
Hotels"), a wholly-owned subsidiary of the Loews Corporation (NYSE: LTR; rated
"A" by S&P, "Baa1" by Moody's, and "A-" by Fitch). Headquartered in New York
City, Loews Hotels offers distinctive hotels in most major markets in the United
States and Canada. In addition to the property, Loews destinations include the cities of New York, Chicago, Denver, Los Angeles, Nashville, Philadelphia,
Washington, D.C., Annapolis, New Orleans, Montreal, and Quebec City, as well as vacation destinations such as Universal Orlando, Florida, Tucson, Arizona, St.
Pete Beach, Florida and California's Coronado Island. Loews Hotels cater to discerning business and leisure travelers and is host to numerous business, political and industry association events. Loews Hotels is a repeat sponsor of a
Deutsche Bank borrower.

THE PROPERTY. Located within the Art Deco Historic District of South Beach in
Miami, Florida, the Loews Miami Beach Hotel was originally constructed in 1998 at a cost of $135 million. The 790-key hotel is situated on a 5.8-acre beachfront lot less than eight miles from the Miami International Airport. The property is primarily comprised of the 18-story tower building and the six-story
St. Moritz tower, one of the centerpieces of the property. The St. Moritz tower carries the historical landmark designation and has been restored to the "Art
Deco" splendor. Both of these buildings contain guest rooms, food and beverage outlets, and access to the swimming pool, the gardens and the beach. Amenities at the hotel include: five restaurants/bars, 13 ballrooms/conference rooms (over
53,000 sq. ft.), a uniquely designed ocean-front swimming pool, a jacuzzi, a
4,500 sq. ft. fitness center, shops, a salon, a business center and parking for over 750 vehicles. Food and beverage facilities include Preston's Restaurant,
Emeril's Miami Beach, Hemisphere Lounge, Nautilus poolside bar and grill, and
SoBe Coffee Bar. Among the many events and conferences generally held at the property is the annual CMSA conference each January. The property benefits from the fact that it contains the only large conference room space in South Beach other than the Miami Convention Center. Loews Miami Beach Hotel has an AAA
rating of o o o o and a Mobil Travel Guide rating of * * * *.

The Loews Miami Beach guest rooms' connect modern-day technology with Art Deco style, providing sweeping views of the ocean, bay and city. Guest rooms average
350 sq. ft. in size and are located on floors five through 18 of the tower building and in the St. Moritz Tower. All guest rooms feature a stylish, functional design with quality, modern furnishings and bathroom fixtures.
Amenities include 24-hour room service, work desk with dual-line telephone, fax and high-speed internet, mini-bar and cable television with in-room movies and walk-in closets with luggage rack, iron, safes and umbrellas. The tower building has 620 guest rooms including 62 luxury and presidential suites. The St. Moritz tower has 100 fully restored guest rooms offering the intimate charm of a boutique beach hotel. Approximately $7.3 million was spent on capital expenditures between 2001 and 2004 with approximately $3.0 million budgeted for
2005.

THE MARKET. The property is located on the white sandy beaches and in the cosmopolitan atmosphere of the South Beach district of Florida. Making up the bottom third of the island of Miami Beach, South Beach has become a magnet for the fashion, music, and entertainment industries. Visitors from the world over are drawn to the area's atmosphere, restaurants, nightclubs and beaches. The property is located in the heart of the Art Deco Historic District of South
Beach which contains approximately 800 structures of historical significance, the largest collection of Art Deco and Streamline Modern architecture in the world.

In addition to being located within South Beach's Historic Art Deco District, nearby points of interest include the Miccosokee Seminole Indian Village,
Ancient Spanish Monastery, Miami Seaquarium, Miami Metro Zoo and Fairchild
Garden. Miami Beach is acknowledged as an international center for the arts and culture with a broad array of local galleries and museums

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       60

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $50,000,000
                                                        TMA DSCR:    2.27x
                                LOEWS MIAMI BEACH       TMA LTV:     58.82%
--------------------------------------------------------------------------------

including Lincoln Theatre, Colony Theatre, the Greater Miami Performing Arts
Center, Vizcaya Museum and Gardens and Wolfsonian Bass. The Loews Miami Beach
hotel is within walking distance of the trendy shops and restaurants along Ocean
Drive and Lincoln Road.

The property's proximity to the convention center and its own large conference space insulate the property from a downturn in leisure travel, enabling it to draw from a larger, more diverse client base than its competitors. The market demand has a strong meeting and group orientation; in 2004, this segment contributed 49.0% of the overall occupancy. In 2004, the primary competitors achieved an overall occupancy of 71.3%, ADR of $207.77 and RevPAR of $148.10.
The property's ability to attract business travelers is one reason the Loews
Miami Beach consistently outpaces its comparables in terms of occupancy, ADR and
RevPAR. In 2004, the hotel generated a net cash flow of $20 million before ground rent, ADR of $223.25 and RevPAR of $178.92. Historically the market has experienced increases in ADR at an annual rate of 1.6% since 1999 and at a rate of 1.04% from 2001 to 2004. RevPAR has increased at an annual rate of 1.3% since
2000 and at a rate of 3.3% from 2001 to 2004. The property is performing above market as a whole, as evidenced by an occupancy penetration of 112.4% and a yield penetration of 120.7%. Below is a list of market competitors:

                                                  SEGMENTATION                          2003
                                               ------------------- -----------------------------------------------
                                                                    WEIGHTED
                                                                     ANNUAL
                                      NUMBER                          ROOM                  AVERAGE
PROPERTY                             OF ROOMS   GROUP   TRANSIENT     COUNT      OCC.        RATE        REVPAR
------------------------------------------------------------------------------------------------------------------

Loews Miami Beach Hotel                  790   48%          52%         790     81.5%     $  206.14    $  167.92
Hilton Fontainebleau                     876   45           55          967       72         180.00       129.02
Inter-Continental Hotel Miami            641   30           70          641       63         154.00        97.02
Sheraton Bal Harbour Beach Resort        645   45           55          645       67         190.00       127.30
Boca Raton Resort                      1,043   60           40        1,041       70         252.00       176.40
Westin Diplomat Resort Hotel             998   54           46          998       62         205.00       127.10
------------------------------------------------------------------------------------------------------------------
TOTAL/AVERAGES                         4,993   49%          51%       5,082     69.3%     $  202.32    $  140.14
==================================================================================================================

                                                                      2004
                                    --------------------------------------------------------------------------
                                     WEIGHTED
                                      ANNUAL
                                       ROOM                 AVERAGE                  OCCUPANCY       YIELD
PROPERTY                              COUNT      OCC.        RATE        REVPAR     PENETRATION   PENETRATION
--------------------------------------------------------------------------------------------------------------

Loews Miami Beach Hotel                 790       80.1%   $  223.25    $  178.82        112.4%       120.7%
Hilton Fontainebleau                    876         71       182.00       130.08        100.3         87.8
Inter-Continental Hotel Miami           641         65       150.00        97.50         91.2         65.8
Sheraton Bal Harbour Beach Resort       645         72       202.00       145.44        101.0         98.2
Boca Raton Resort                     1,043         71       255.00       181.05         99.6        122.2
Westin Diplomat Resort Hotel            998         68       205.00       139.40         95.4         94.1
--------------------------------------------------------------------------------------------------------------
TOTAL/AVERAGES                        4,993       71.3%   $  207.77    $  148.10        100.0%       100.0%
==============================================================================================================

CASH MANAGEMENT. The loan is structured with a springing hard lockbox.

PROPERTY MANAGEMENT. The property is managed by Loews Miami Beach Hotel
Operating Company, Inc., an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       61

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET     TMA BALANCE: $50,000,000
                                                        TMA DSCR:    2.27x
                                LOEWS MIAMI BEACH       TMA LTV:     58.82%
--------------------------------------------------------------------------------

                         [LOEWS MIAMI BEACH MAP OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       62

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

                       THIS PAGE INTENTIONALLY LEFT BLANK

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       63

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $43,000,000
                                                            DSCR:    1.23x
                          1414 AVENUE OF THE AMERICAS       LTV:     78.75%
--------------------------------------------------------------------------------

                 [1414 AVENUE OF THE AMERICAS PICTURES OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       64

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $43,000,000
                                                            DSCR:    1.23x
                          1414 AVENUE OF THE AMERICAS       LTV:     78.75%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:               GACC

LOAN PURPOSE:              Acquisition

ORIGINAL BALANCE:          $43,000,000

CUT-OFF BALANCE:           $43,000,000

% BY INITIAL UPB:          2.53%

INTEREST RATE:             5.5050%

PAYMENT DATE:              1st of each month

FIRST PAYMENT DATE:        June 1, 2005(1)

MATURITY DATE:             May 1, 2010

AMORTIZATION:              Interest Only

CALL PROTECTION:           Lockout for 24 months from securitization date, then
                           defeasance is permitted. On and after February 1,
                           2010, prepayment permitted without penalty.

SPONSOR:                   Kenneth S. Aschendorf and Berndt Perl
                           (APF Properties)

BORROWER:                  1414 APF LLC

PARI PASSU DEBT:           None

ADDITIONAL FINANCING:      None

LOCKBOX:                   Soft

INITIAL RESERVES:          Engineering:            $31,875

MONTHLY RESERVES:          Tax:                    $71,647

                           Insurance:              $6,659

                           Replacement Reserve:    $2,007

                           TI/LC:                  $12,539
--------------------------------------------------------------------------------
(1)  The accrued interest due on May 1, 2005 will be funded to the trust by the mortgage loan seller on the securitization closing date.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE/SQ. FT.:           $353.60

BALLOON BALANCE/SQ. FT.:        $353.60

LTV:                            78.75%

BALLOON LTV:                    78.75%

DSCR:                           1.23x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

COLLATERAL:                   Fee simple

LOCATION:                     New York, NY

YEAR BUILT/RENOVATED:         1923/1967

COLLATERAL SF:                121,608 sq. ft.

PROPERTY MANAGEMENT:          Newmark & Company Real Estate, Inc.

OCCUPANCY (AS OF 1/27/05):    98.18%

UNDERWRITTEN NET CASH FLOW:   $2,940,124

APPRAISED VALUE:              $54,600,000

APPRAISAL DATE:               March 14, 2005
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                MAJOR OFFICE TENANTS
----------------------------------------------------------------------------------------------------------------------
                                                                       WEIGHTED AVG      LEASE
               TENANT                   NRSF      % NRSF      % GPR      RENT PSF     EXPIRATION    RATINGS (S/M/F)
----------------------------------------------------------------------------------------------------------------------

 Royce & Associates, LLC               26,727   21.98%      19.8%      $ 37.03        10/31/2010    BBB+ / - / -(1)
----------------------------------------------------------------------------------------------------------------------
 4Kids Entertainment Licensing, Inc.   21,980   18.07       19.9        45.12         09/30/2010       - / - / -
----------------------------------------------------------------------------------------------------------------------
 Deer Stags, Inc.                      13,960   11.48        9.8        35.00         03/31/2010       - / - / -
----------------------------------------------------------------------------------------------------------------------
 SUB TOTAL/WA:                         62,667   51.53%      49.5%      $ 39.42
----------------------------------------------------------------------------------------------------------------------

(1)  Credit ratings of parent company, whether it guarantees the lease or not.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       65

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $43,000,000
                                                            DSCR:    1.23x
                          1414 AVENUE OF THE AMERICAS       LTV:     78.75%
--------------------------------------------------------------------------------

1414 AVENUE OF THE AMERICAS LOAN

THE LOAN. The 1414 Avenue of the Americas Loan is a five-year fixed rate interest only loan secured by a first priority mortgage on the borrower's fee simple interest in a 121,608 sq. ft. office building located in New York, NY.
The borrower acquired the property for $62 million from SL Green, inclusive of
$1.5 million in closing costs. Consequently, there is approximately $19 million of cash equity in the deal and the loan to cost ratio is 69.4%.

THE BORROWER. The borrowing entity, 1414 APF LLC, is a special-purpose bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The loan sponsor and key principals are KENNETH ASCHENDORF
("Aschendorf") and BERNDT PERL ("Perl"). The sponsors co-founded APF PROPERTIES
("APF"), a real estate investment company based in New York City. Including the property, APF owns four office buildings with an estimated current value of $156 million. As of December 31, 2004, Aschendorf had a stated net worth and liquid net worth of $21.5 million and $525,000, respectively and Perl had a stated net worth and liquid net worth of $23.4 million and $675,000. The sponsors have a combined net worth of $44.9 million including $1.2 million in liquid assets. The borrower under this loan is affiliated with the borrower under the loan known as
1156 Avenue of the Americas, also an asset of the trust. Aschendorf and Perl are repeat sponsors of a Deutsche Bank borrower.

THE PROPERTY. 1414 Avenue of the Americas is a 121,608 sq. ft. office building located in New York City with classic pre-war architecture, "postcard" Central
Park views, and an ornamental facade and roofline. Designed by architects Rouse
& Goldstone in the Renaissance Revival style, the building exterior is mostly beige brick with the lower facade along West 58th Street and Avenue of the
Americas composed of white limestone panels. The building has been upgraded and very well maintained over the years. Located on a 0.16-acre site, the building contains 121,608 sq. ft. of net rentable area including 6,596 sq. ft. of ground floor retail space. The lobby is approximately one and one-half stories in height and four years ago underwent extensive remodeling. The building is served by three passenger elevators, one of which doubles as a freight elevator. Over the past two years, the controls on all elevators were replaced and the cab interiors were remodeled. The typical floor size is approximately 7,300 sq. ft., which appeals to tenants that benefit from a full-floor identity. The configuration and location of the building core maximizes window frontage resulting in highly desirable Central Park and cityscape views. Presently, 12 of the 17 office floors are occupied by a single tenant.

SIGNIFICANT TENANTS. As of the January 27, 2005 rent roll, 1414 Avenue of the
Americas was 98.18% occupied by 24 tenants including three retail tenants.

     ROYCE & ASSOCIATES, LLC (26,727 sq. ft.; 21.98% of NRA; 19.8% of GPR) is a
     registered investment adviser with a history that dates back to 1972. Royce
     & Associates, LLC ("Royce"), is known for running high performing funds that invest exclusively in small and micro-cap institutions. Royce presently has approximately 21 investment professionals, a staff of 80, and over $22.7 billion under management. In 2001, Royce & Associates became a subsidiary of one of the nation's leading mutual fund management companies,
     Legg Mason (NYSE: LM; rated "BBB+" by S&P).

     4KIDS ENTERTAINMENT LICENSING, INC. (21,980 sq. ft.; 18.07% of NRA; 19.9%
     of GPR; NYSE: KDE) is a global provider of children's entertainment and merchandise licensing. 4Kids Entertainment Licensing, Inc. ("4Kids")
     acquires, develops and markets children's properties globally and has a vertically integrated platform including television, film, music, and home video production and distribution; merchandise licensing, media buying and planning, product development and Web site development. 4Kids is headquartered in New York City and has a London office. 4Kids experienced a
     92.3% growth in sales for the 2003 fiscal year, with a total of $102.1 million in sales and net income of $15 million.

     DEER STAGS, INC. (13,960 sq. ft.; 11.48% of NRA; 9.8% of GPR) is a New
     York-based shoe company that was founded in 1929 with a goal to provide its consumers with affordable, comfortable footwear. More than 3,000 retailers nationwide carry Deer Stags' footwear, generally selling for $50 or less.
     According to the NPD Group, men's footwear retailing for $100 or less comprises the bulk of today's footwear industry; this segment achieved a
     7.3% increase in sales during 2004. Dear Stags' double-digit sales growth during 2004 indicates the continued strength of this market segment.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       66

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $43,000,000
                                                            DSCR:    1.23x
                          1414 AVENUE OF THE AMERICAS       LTV:     78.75%
--------------------------------------------------------------------------------

THE MARKET. 1414 Avenue of the Americas is located in the Plaza Square District, a micro-market of the Midtown Manhattan sub-market. As of year-end 2004, the
Midtown Manhattan sub-market had an inventory of approximately 287.8 million sq.
ft. of office space in nearly 1,500 buildings. As of December 31, 2004, the direct office vacancy rate was 6.55%; including available sub-lease space, and the vacancy rate was 8.72%. The average quoted rental rate within the Midtown sub-market was $47.00psf, the highest of all the New York City sub-markets and approximately 18.5% higher than the overall average Manhattan office rent of
$39.67 psf. Per CoStar, as of December 31, 2004, the Plaza Square District's
office micro-market had an inventory of 444 buildings totaling 96.93 million sq.
ft. And an overall vacancy rate of 8.4%. In addition, the average quoted rent of
$60.92psf. was the highest of all Manhattan's sub-markets and micro-markets.
Within the Plaza Square District micro-market, Class "B" space totaled 6.2 million sq. ft. with a 4.7% vacancy rate. The average rent for Class "B" space was $43.51psf, the highest among the various sub-markets and micro-markets, and
30% higher than the Midtown average of $33.52psf for Class "B" space. Office rents at the property range from $30.92psf to $45.34psf and average $36.67psf, almost 16% below the average asking rent for Class "B" space within the Plaza
Square District micro-market, and 22% below the overall Midtown average of
$47.00psf.

Avenue of the Americas, in the vicinity of the property, is known as "Corporate
Row" due to the presence of a powerful collection of corporate tenants including
Bank of America, Marsh & McLennan, McGraw-Hill, Morgan Stanley, CBS, News
America, and Lazard Freres. The Plaza Square District is also within walking distance of the Broadway Theater District, Carnegie Hall, Rockefeller Center,
and the Museum of Modern Art. In addition, some of the world's most famous retailers are also located nearby, including Bergdorf Goodman, Tiffany, Henri
Bendel, Cartier, Versace, Prada, Louis Vuitton, Chanel, and Saks Fifth Avenue.

CASH MANAGEMENT. The loan has been structured with a soft lockbox. A cash flow sweep will occur beginning March 2009 through the remainder of the loan term or upon an event of default under the loan documents.

PROPERTY MANAGEMENT. The property will be managed by Newmark & Company Real
Estate, Inc. ("Newmark"), a New York-based company. Headquartered in Manhattan, and with offices throughout the world employing nearly 800 people, Newmark has created a global platform from which to serve its growing list of corporate clients. Annually, the firm completes more than 25 million sq. ft. of transactions, valued at nearly $9.5 billion in total consideration.
Additionally, Newmark manages and/or leases more than 50 million sq. ft. of commercial space nationally.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       67

                         $1,567,986,000 (APPROXIMATE)
                                 COMM 2005-LP5
                             COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET          BALANCE: $43,000,000
                                                            DSCR:    1.23x
                          1414 AVENUE OF THE AMERICAS       LTV:     78.75%
--------------------------------------------------------------------------------

                    [1414 AVENUE OF THE AMERICAS MAP OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       68

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

                       THIS PAGE INTENTIONALLY LEFT BLANK

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       69

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $42,740,000
                                                            DSCR:    1.36x
                               G REIT PORTFOLIO II          LTV:     74.79%
--------------------------------------------------------------------------------

                     [G REIT PORTFOLIO II PICTURES OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       70

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $42,740,000
                                                            DSCR:    1.36x
                               G REIT PORTFOLIO II          LTV:     74.79%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:               LaSalle Bank National Association

LOAN PURPOSE:              Refinance

SHADOW RATING:             NAP

ORIGINAL BALANCE:          $42,740,000

CUT-OFF BALANCE:           $42,740,000

% BY INITIAL UPB:          2.51%

INTEREST RATE:             5.4800%

PAYMENT DATE:              1st of each month

FIRST PAYMENT DATE:        June 1, 2005(1)

MATURITY DATE:             May 1, 2015

AMORTIZATION:              Interest only for 24 months and 30 year amortization
                           thereafter

CALL PROTECTION:           Lockout for 24 months from securitization closing
                           date, then defeasance is permitted. After February 1,
                           2015 prepayment permitted without penalty on any
                           payment date.

SPONSOR:                   G REIT, L.P.

BORROWERS:                 G REIT -- Madrona, LP and G REIT -- North Belt
                           Corporate, LP

ADDITIONAL FINANCING:      None

LOCKBOX:                   Hard

INITIAL RESERVES:          Engineering:       $95,875

                           Tax:               $76,570

                           Insurance:         $88,219

                           Debt Service:      $2,500,000

MONTHLY RESERVES:          Tax:               $63,808

                           Insurance:         $6,126

                           TI/LC:             $24,621

                           Replacement:       $5,041
--------------------------------------------------------------------------------
(1)  The accrued interest due on May 1, 2005 will be funded to the trust by the mortgage loan seller on the securitization closing date.

(2)  DSCR is calculated on 30-year amortization.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE/SQ. FT.:        $122.80

BALLOON BALANCE/SQ. FT.:     $107.54

LTV:                         74.79%

BALLOON LTV:                 65.49%

DSCR:(2)                     1.36x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Portfolio

PROPERTY TYPE:                 Office

COLLATERAL:                    Two cross-collateralized and cross-defaulted
                               loans secured by the borrowers' fee simple
                               interest.

LOCATION:                      Torrance, CA & Houston, TX

YEAR BUILT/RENOVATED:          Various

COLLATERAL SF:                 348,046 sq. ft.

PROPERTY MANAGEMENT:           Triple Net Properties Realty, Inc.
                               (a borrower affiliate)

PORTFOLIO OCCUPANCY
  (AS OF 2/1/05):              95.99%

PORTFOLIO UNDERWRITTEN NET
  CASH FLOW:                   $3,942,603

PORTFOLIO APPRAISED VALUE:     $57,150,000

PORTFOLIO APPRAISAL DATES
  (MADRONA/NORTH BELT):        January 7, 2005 / January 20, 2005
--------------------------------------------------------------------------------

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       71

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $42,740,000
                                                            DSCR:    1.36x
                               G REIT PORTFOLIO II          LTV:     74.79%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            SIGNIFICANT TENANTS               NRSF    % OF TOTAL NRSF   NET RENT PSF    LEASE EXPIRATION      RATINGS (S/M/F)(1)
------------------------------------------------------------------------------------------------------------------------------------

 MADRONA OFFICE BUILDING
 American Honda Finance Corp.                87,206         45.8%           $25.20          3/31/2015             (A+/A1/NA)
 NavCom Technology, Inc.                     53,391         28.1             27.00          7/31/2010              (A-/A3/A)
 Kaiser Foundation Health Plan, Inc.         38,511         20.2             24.00          9/30/2013              (A/A3/A)
------------------------------------------------------------------------------------------------------------------------------------
 SUB TOTAL/WA                               179,108         94.1%           $25.48
------------------------------------------------------------------------------------------------------------------------------------
 NORTH BELT CORPORATE CENTER
 Southwestern Energy Production Company      56,904         36.1%           $16.50         12/31/2010            (BBB-/Ba2/NA)
 United States of America (U.S. Customs)     32,834         20.8             15.25          8/31/2011(2)         (AAA/Aaa/AAA)
 Home Loan Corporation                       18,903         12.0             17.65          3/31/2006              (NA/NA/NA)
------------------------------------------------------------------------------------------------------------------------------------
 SUB TOTAL/WA                               108,641         68.9%           $16.11
------------------------------------------------------------------------------------------------------------------------------------

(1)  Credit Ratings are of the parent company, whether or not the parent company guarantees the lease.

(2)  The tenant has the right to terminate the lease in whole or in part at the end of the tenth year of the lease (August 2006), by providing notice anytime during the initial three months of the tenth year of the lease.

THE G REIT PORTFOLIO II

THE LOAN. The G REIT Portfolio II consists of two cross-collateralized and cross-defaulted mortgage loans secured by first mortgages on two office buildings. The Madrona Office Building ("Madrona") is located in Torrance,
California and the North Belt Corporate Center ("North Belt") is located in
Houston, Texas (collectively, the "Mortgaged Properties"). The Mortgaged
Properties total approximately 348,046 sq. ft. The Mortgaged Properties were acquired by the borrowers in March 2004 for $58,575,000 resulting in a loan to cost ratio of 73.0% and cash equity of approximately $15.8 million (27.0%).

THE BORROWERS. The borrowers, G REIT -- Madrona, LP and G REIT -- North Belt
Corporate, LP ("Borrowers"), are structured as single-purpose entities with an independent manager, for which a non-consolidation opinion was obtained at closing for the Madrona loan. The sponsor of the Borrowers, G REIT, L.P., is a subsidiary of G REIT, Inc. G REIT, Inc. is a real estate investment trust formed to acquire and operate office, industrial and service properties. It was incorporated in December of 2001, and held an initial private offering in
October of 2002. As of September 30, 2004, G REIT, L.P. reported assets of
$917.8 million and shareholder's equity of $363.4 million. Triple Net
Properties, LLC, the manager of the sponsor is currently the subject of an SEC investigation and G REIT, Inc. has reported that numerical and other information in its disclosure documents were incorrect as described under "Risk Factors --
Risk Relating to Litigation" in the prospectus supplement.

THE PROPERTIES. Madrona is comprised of two, two-story buildings and two, three-story buildings totaling approximately 190,318 sq. ft. Madrona was built in 1989-1990. Amenities include a three-story ground floor atrium, on-site cafeteria, and a central courtyard with fountains. Madrona was purchased for
$45,900,000 ($241.18 psf) and has $12,900,000 (28.1%) of cash equity in the transaction based on the purchase price.

North Belt is a 10-story, Class B+ office building. North Belt was developed in
1982 and contains approximately 157,728 sq. ft. North Belt was purchased for
$12,675,000 ($80.36 psf) and has $3,425,000 (27.0%) of cash equity in the transaction based on the purchase price.

SIGNIFICANT TENANTS -- MADRONA.

     AMERICAN HONDA FINANCE CORP. is Madrona's largest tenant leasing approximately 87,206 sq. ft. (45.8% of NRSF). American Honda Finance Corp.
     is a wholly owned subsidiary of American Honda Motor Co., Inc. American
     Honda Motor Co. Inc.'s principal North American executive offices are located less than two miles away in the city of Torrance, CA. American
     Honda Finance Corp. offers financing in the form of both retail installment sales contracts and leases.

     NAVCOM TECHNOLOGY, INC. ("NavCom") is Madrona's second largest tenant, leasing approximately 53,391 sq. ft. (28.1% of NRSF). NavCom specializes in precision GPS and wireless communications, providing global positioning and

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       72

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $42,740,000
                                                            DSCR:    1.36x
                               G REIT PORTFOLIO II          LTV:     74.79%
--------------------------------------------------------------------------------

     messaging services for land, marine and aeronautical applications, and engineering hardware and software solutions for the implementation of terrestrial and satellite-based applications. NavCom was founded in 1992.
     In November 1999, NavCom was acquired by Deere & Company.

     KAISER FOUNDATION HEALTH PLAN, INC. is Madrona's third largest tenant, leasing approximately 38,511 sq. ft. (20.2% of NRSF). Kaiser Foundation
     Health Plan, Inc. is a subsidiary of Kaiser Permanente. Founded in 1945,
     Kaiser Permanente is the nation's largest nonprofit health plan with headquarters in Oakland, California.

SIGNIFICANT TENANTS -- NORTH BELT.

     SOUTHWESTERN ENERGY PRODUCTION COMPANY ("Southwestern") is North Belt's
     largest tenant, leasing approximately 56,904 sq. ft. (36.1% of NRSF).
     Southwestern is an integrated energy company headquartered in Houston,
     Texas, primarily focused on the exploration for and production of natural gas. Southwestern is engaged in natural gas and crude oil exploration and production in the Arkoma Basin, East Texas, Permian Basin, and the onshore
     Gulf Coast. Southwestern is also engaged in natural gas distribution activities and natural gas marketing activities.

     THE UNITED STATES OF AMERICA ("GSA") is North Belt's second largest tenant leasing approximately 32,834 sq. ft. (20.8% of NRSF). The GSA leases several offices housing U.S. Customs.

     HOME LOAN CORPORATION ("Home Loan Corp.") is North Belt's third largest tenant leasing approximately 18,903 sq. ft. (12.0% or NRSF). Home Loan
     Corp. was founded in 1988 and offers home financing with a full range of loan products. All Home Loan Corp. loans are originated, underwritten, and processed locally in each of its branch offices throughout the country.

THE MARKET -- MADRONA. Madrona is located in close proximity to Interstate 405, which offers access to Long Beach and West Los Angeles, and Interstate 110 in
South Bay submarket. Madrona is located between Los Angeles International
Airport and the ports of Long Beach and Los Angeles. Approximately 580,000 people live within a five-mile radius of Madrona with an average household income of approximately $80,000.

According to the 3rd quarter 2004 REIS report for Los Angeles County, the Los
Angeles County office market is comprised of 2,080 buildings with a total rentable area of 200,233,000 sq. ft. The weighted average vacancy rate for the overall market is 13.8%. Torrance, CA resides in the South Bay submarket of Los
Angeles and the office submarket is comprised of 133 buildings totaling
9,062,000 sq. ft. According to REIS, vacancy in the Madrona's submarket is 12.0%
as of 3rd quarter 2004 with average rental rates of $25.26 psf for LA County, and $21.70 psf for South Bay. However, the four properties identified as direct comparables to Madrona reported an average rental rate of $22.26 psf compared to
Madrona's average rental rate of $25.48 psf.

THE MARKET -- NORTH BELT. North Belt is located near the 240-acre Greenspoint master-planned community developed by Friendswood Development Company, a subsidiary of Exxon Corporation. Greenspoint is the main employment center in the area, serving as world or United States headquarters to 18 companies and home to more than 50 multi-national corporations. Greenspoint includes office, hotel, retail, industrial, and multi-family development. The area employs approximately 37,000 people, many of whom work in the energy sector as more than
80 energy and energy-related companies are located in Greenspoint. The one, three and five-mile radius population is 3,192; 53,887; and 151,177, respectively.

According to the 4th Quarter 2004 REIS report, the North Belt submarket reported overall vacancy of 19.7%, with an average rental rate of $18.60 psf. The appraiser identified four properties as direct comparables to North Belt, which represent 1,074,149 sq.ft. and reported occupancies ranging from 88% to 96%, with an average of 91%. North Belt is currently 98.3% occupied, which is above the submarket average. In addition, the direct comparable rental rate range was
$16.50 psf to $20.50 psf, with an average of $17.94 psf. Rents at North Belt range from $15.25 psf to $18.50 psf, with an average of $16.61 psf. Six of the tenants at North Belt have rental rates above the market rate of $17.50 psf, as identified by the appraiser. The rent of these six tenants have been marked to market.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       73

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $42,740,000
                                                            DSCR:    1.36x
                               G REIT PORTFOLIO II          LTV:     74.79%
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The Mortgaged Properties are managed by Triple Net
Properties Realty, Inc., an affiliate of the borrower.

CASH MANAGEMENT. The loan has been structured with a hard lock box.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       74

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $42,740,000
                                                            DSCR:    1.36x
                               G REIT PORTFOLIO II          LTV:     74.79%
--------------------------------------------------------------------------------

                        [G REIT PORTFOLIO II MAP OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       75

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $36,400,000
                                                            DSCR:    1.30x
                           SIGNATURE RIDGE APARTMENTS       LTV:     75.05%
--------------------------------------------------------------------------------

                  [SIGNATURE RIDGE APARTMENTS PICUTRES OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       76

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $36,400,000
                                                            DSCR:    1.30x
                           SIGNATURE RIDGE APARTMENTS       LTV:     75.05%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                  PNC

LOAN PURPOSE:                 Acquisition

ORIGINAL PRINCIPAL BALANCE:   $36,400,000

CUT-OFF PRINCIPAL BALANCE:    $36,400,000

% BY INITIAL UPB:             2.14%

INTEREST RATE:                5.2500%

PAYMENT DATE:                 1st of each month

FIRST PAYMENT DATE:           May 1, 2005

MATURITY DATE:                April 1 2012

AMORTIZATION:                 Interest only through the payment date occurring
                              on April 1, 2007. Thereafter monthly amortization
                              on 30 year schedule.

CALL PROTECTION:              Lockout for first 36 months of term, then
                              defeasance is permitted. On and after January 1,
                              2012, prepayment permitted without penalty.

SPONSOR:                      Michael B. Smuck, U.S. Advisor, LLC

BORROWER:                     USA Signature Ridge, DST

ADDITIONAL FINANCING:         Unsecured short term note in the amount of
                              $938,394.

LOCKBOX:                      None

INITIAL RESERVES:             Tax:                None(1)

                              Engineering:        $75,225

MONTHLY RESERVES:             Tax:                $83,842

                              Insurance:          $12,685

                              Replacement:        $12,750
--------------------------------------------------------------------------------
(1)  Lender collected 1/2 of 2004 taxes ($335,366.33) at closing.

(2)  DSCR is calculated based on a 30-year amortization.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
LOAN BALANCE/UNIT:             $59,477.12

BALLOON BALANCE/UNIT:          $55,067.17

LTV:                           75.05%

BALLOON LTV:                   69.49%

DSCR:(2)                       1.30x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Multifamily

COLLATERAL:                     Fee simple

LOCATION:                       San Antonio, TX

YEAR BUILT/RENOVATED:           2000 & 2003/NAP

TOTAL UNITS:                    612

PROPERTY MANAGEMENT:            MBS Management Services, Inc.
                                (a borrower affiliate)

OCCUPANCY (AS OF 1/31/05):      92.42%

UNDERWRITTEN NET CASH FLOW:     $3,131,228

APPRAISED VALUE:                $48,500,000

APPRAISAL DATE:                 December 20, 2004
--------------------------------------------------------------------------------

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       77

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $36,400,000
                                                            DSCR:    1.30x
                           SIGNATURE RIDGE APARTMENTS       LTV:     75.05%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY
                             DESCRIPTION
                 NUMBER OF  AVERAGE SQUARE  AVERAGE RENT  COMPARABLE MARKET RENT
   UNIT TYPE       UNITS      FEET/UNIT     (PER MONTH)     RANGE (PER MONTH)
--------------------------------------------------------------------------------
1 bdrm / 1 bath     28           635           $631             $555-$750
--------------------------------------------------------------------------------
1 bdrm / 1 bath     26           676           $676             $585-$780
--------------------------------------------------------------------------------
1 bdrm / 1 bath     144          737           $701             $635-$830
--------------------------------------------------------------------------------
1 bdrm / 1 bath     78           770           $704             $616-$760
--------------------------------------------------------------------------------
1 bdrm / 1 bath     72           933           $795             $770-$936
--------------------------------------------------------------------------------
2 bdrm / 2 bath     60          1,060          $892            $795-$1,010
--------------------------------------------------------------------------------
2 bdrm / 2 bath     72          1,115          $908            $880-$1,025
--------------------------------------------------------------------------------
2 bdrm / 2 bath     42          1,145          $912            $900-$1,045
--------------------------------------------------------------------------------
2 bdrm / 2 bath     42          1,200          $976            $927-$1,102
--------------------------------------------------------------------------------
3 bdrm / 2 bath     36          1,339         $1,145          $1,120-$1,285
--------------------------------------------------------------------------------
3 bdrm / 2 bath     12          1,342         $1,200          $1,120-$1,285
--------------------------------------------------------------------------------
TOTAL/WA            612          940           $820            $763-$937(1)
--------------------------------------------------------------------------------
(1)  Calculated based on a straight average of the comparable market rent ranges on a weighted average for the subject number of units.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       78

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $36,400,000
                                                            DSCR:    1.30x
                           SIGNATURE RIDGE APARTMENTS       LTV:     75.05%
--------------------------------------------------------------------------------

SIGNATURE RIDGE APARTMENTS LOAN

THE LOAN. The Signature Ridge Apartments loan is secured by a first mortgage on a Class "A", 612-unit multifamily property situated on a 30.47-acre site in San
Antonio, Bexar County, Texas.

THE BORROWER. The borrower is USA Signature Ridge, DST, a syndicated Delaware
Statutory Trust. The Trust Agreement creating the borrower names The Corporation
Trust Company and U.S. Advisor, LLC, as co-trustees, and also requires two independent trustees. A non-consolidation opinion was obtained at the closing of the loan. The beneficial ownership interests in the borrower were syndicated by
U.S. Advisor, LLC and Michael B. Smuck to third party investors. So long as the co-trustees of the Trust borrower remain persons or entities acceptable to the holder of this loan and the holder receives prompt notice of the same, transfers of beneficial ownership interests in the Trust borrower may occur without the holder's consent. Additionally, under certain circumstances related to a loan default, the Trust borrower may be terminated and the property transferred to a newly formed Delaware limited liability company. The form operating agreement for this limited liability company has been approved by the lender, and its members are to possess the same percentage ownership interests in the limited liability company that they possessed in the Trust borrower prior to its dissolution. The property is leased by borrower to USA Signature Ridge LeaseCo,
LLC under a master lease agreement. USA Signature Ridge LeaseCo, LLC is owned by
CB Richard Ellis Investors/U.S. Advisor, LLC, a Delaware limited liability company, and MBS Strategic Acquisitions, LLC, a Louisiana limited liability company (an entity controlled by Michael B. Smuck).

THE PROPERTY. The Signature Ridge Apartments consists of 49 three-story residential buildings, a one-story clubhouse containing leasing offices, a community lounge, a state-of-the-art fitness center and a business center. It is located at 3711 Medical Drive in the northern central portion of San Antonio,
Bexar County, Texas. It was constructed in two phases in 2000 and 2003 and is situated along the northwest side of Medical Drive just southwest of Interstate
10. It has thirteen different floor plans among 348 one-bedroom units, 216 two-bedroom units and 48 three-bedroom units. Each unit contains an electric range/oven, solid wood cabinets, a refrigerator, a dishwasher, a stainless steel sink with disposal, smoke detectors, full-size washer/dryers, ceiling fans and nine-foot ceilings. Selected units have fireplaces, roman tubs, bookshelves and reading alcoves. On-site amenities include two swimming pools with a spa and playground, controlled access entry gates, a clubhouse with a business center and a fitness center. The buildings are arranged in a linear or clustered formation separated by landscaping, courtyards, amenities, drive aisles and parking areas. The property contains a total of 949 parking spaces including 857 open spaces, 27 handicapped designated, and 65 detached garages.

THE MARKET. This property straddles the border between San Antonio's Far North
Central and Far Northwest submarkets. According to the third quarter San Antonio
Apartment Report, compiled by Reis, these submarkets contain a total of 55,047 apartment units in 221 communities. Of these units, 25,500 (46%) are considered
Class "A", and have ranged from 91.7% to 94.8% occupied over the last four years, with a current weighted physical occupancy of 94%. Over the last 16 quarters dating back to the first quarter of 2001, these submarkets have seen a positive net absorption of 1,844 apartment units. Also according to the Reis report, there are 1,327 units expected to be completed within the submarkets by the end of 2005. This would equate to 2.4% of the submarket's current inventory of units. Within these submarkets there are several large corporate employers and a growing health care and bioscience research presence. Much of that industry is centered in the South Texas Medical Center, located only minutes from this property. Approximately 25,000 employees work in the South Texas
Medical Center, and approximately 15,000 employees work at United States
Automative Association World Headquarters campus, located directly north of the property along I-10. In addition, there are also various commercial, retail and office developments, hotels, extended stay facilities and restaurants in proximity to the property.

PROPERTY MANAGEMENT. The Signature Ridge Apartment Homes property is managed by
MBS Management Services, Inc., which is controlled by Michael B. Smuck, one of the sponsors. The management agreement generally provides for a management fee of 4.0% of gross collections, and is subordinate to the Signature Ridge
Apartment Homes Loan. The holder of this loan has the right to require termination of the management agreement following the occurrence of, among other circumstances, an event of default in connection with this loan. MBS Management
Services currently manages multifamily

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       79

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $36,400,000
                                                            DSCR:    1.30x
                           SIGNATURE RIDGE APARTMENTS       LTV:     75.05%
--------------------------------------------------------------------------------

properties containing approximately 15,000 apartment units in the south and southeast regions of the United States, including Houston, Dallas/Fort Worth,
San Antonio, Tampa and Orlando.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The borrower incurred unsecured subordinate debt in the amount of $938,394.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       80

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $36,400,000
                                                            DSCR:    1.30x
                           SIGNATURE RIDGE APARTMENTS       LTV:     75.05%
--------------------------------------------------------------------------------

                    [SIGNATURE RIDGE APARTMENTS MAP OMITTED]

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       81

                          $1,567,986,000 (APPROXIMATE)
                                  COMM 2005-LP5

                       THIS PAGE INTENTIONALLY LEFT BLANK

This term sheet does not contain all of the information set forth in the
Prospectus Supplement and Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information contained in the Prospectus Supplement and Prospectus.

                                       82